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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Texas Regional Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Texas Regional Bancshares, Inc.

G. E. Roney	3900 North Tenth Street, 11th Floor
Chairman of the Board, President &	McAllen, Texas 78501
Chief Executive Officer

March 19, 2004

Dear Shareholder:

        You are cordially invited to attend the annual meeting of shareholders of Texas Regional Bancshares, Inc. to be held at the McAllen Country Club, 615 Wichita, McAllen, Texas on Monday, April 19, 2004 at 4:30 p.m.

        The notice of the meeting and proxy statement on the following pages details the formal business scheduled for discussion. The Texas Regional Bancshares, Inc. 2003 Annual Report is enclosed and provides you with material, which reviews the financial results for the year 2003.

        In order for you to be represented at the annual shareholders' meeting, please complete, sign, date and return the enclosed proxy form promptly even if you plan to attend the meeting. By returning the completed proxy form, you are assured representation. Should you attend the annual shareholders' meeting, you retain the right to revoke your proxy and vote in person even though you have previously mailed the enclosed proxy form.

        The directors, officers and employees join me in expressing our appreciation for your continued support.

Yours very truly,

G. E. Roney Chairman of the Board President & Chief Executive Officer

Texas Regional Bancshares, Inc.

3900 North Tenth Street, 11th Floor
McALLEN, TEXAS 78501

NOTICE OF ANNUAL MEETING APRIL 19, 2004

        The annual meeting of shareholders of Texas Regional Bancshares, Inc. (the "Company") will be held at the McAllen Country Club, 615 Wichita, McAllen, Texas on April 19, 2004 at 4:30 p.m. for the following purposes:

  1.
  To elect the members of the Board of Directors of the Company.

  2.
  To consider and vote on approval of the 2004 Incentive Stock Option Plan.

  3.
  To consider and vote on approval of the 2004 Nonstatutory Stock Option Plan.

  4.
  To consider and vote on approval of the Texas Regional Bancshares, Inc. Executive Incentive Compensation Plan, including the performance goals established by the Executive Incentive Compensation Plan.

  5.
  To ratify the appointment of KPMG LLP to serve as the independent auditors for the Company for the year 2004.

  6.
  To transact such other business as may properly be brought before the meeting and any postponements or adjournments thereof.

        Shareholders of record of the Company's Class A Voting Common Stock at the close of business on March 12, 2004 are entitled to notice of and to vote at the annual meeting and any postponements or adjournments thereof.

        A copy of the Company's annual report containing financial data and a summary of operations for 2003 accompanies this notice.

By Order of the Board of Directors,

CAROLYN JOYNER First Vice President, Secretary & Treasurer

McAllen, Texas
March 19, 2004

PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE
ACCOMPANYING ENVELOPE AT YOUR EARLIEST CONVENIENCE.

Texas Regional Bancshares, Inc.

3900 North Tenth Street, 11th Floor
McALLEN, TEXAS 78501

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Texas Regional Bancshares, Inc. ("Texas Regional" or the "Company") for use at the Annual Meeting of Shareholders to be held at the McAllen Country Club, 615 Wichita, McAllen, Texas on April 19, 2004 at 4:30 p.m. (the "Annual Meeting"). The enclosed Notice of Annual Meeting describes the purposes for which the meeting has been called. The proxies will be used at that meeting and at any and all postponements or adjournments thereof.

        The Company's principal executive offices are located at 3900 North Tenth Street, 11th floor, McAllen, Texas 78501. Texas Regional's telephone number at that address is (956) 631-5400.

        The proxy solicitation materials and the Company's 2003 Annual Report were mailed on or about March 19, 2004 to all shareholders entitled to vote at the meeting. This proxy statement and the form of proxy were first sent or given to security holders as of that date.

VOTING

        Record Date; Voting Rights.    Holders of record of the Company's Class A Voting Common Stock ("Common Stock") outstanding at the close of business on March 12, 2004 (the "Record Date") will be entitled to cast one vote for each share held on all matters acted upon at the Annual Meeting. As of the Record Date, there were 32,728,479 shares of Common Stock issued and outstanding.

        Revocation of Proxies.    Any proxy given pursuant to this solicitation can be revoked by the person giving it at any time before it has been voted at the Annual Meeting. A proxy may be revoked by (1) delivery to the Company either a written notice of revocation or a duly executed proxy bearing a later date or (2) attending the Annual Meeting, giving notice of revocation and voting in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

        Quorum.    At the meeting, a majority of the shares of Common Stock represented at the meeting in person or by proxy may decide any question coming before the meeting, including election of directors and all other proposals for which proxies are solicited as described in this Proxy Statement. A majority, or 16,364,240, of these shares, present in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business.

        Abstentions; Broker Non-Votes. A shareholder entitled to vote for the election of directors can vote for all of the director nominees or can withhold authority to vote for all or any one or more of the director nominees. Abstentions are included in the determination of the number of shares present and voting, but are not counted for purposes of determining whether a proposal has been approved. Broker "non-votes" are not included in the determination of the number of shares present and are not counted for purposes of determining whether a proposal has been approved. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has not received instructions from the beneficial owner.

        Solicitation of Proxies.    The Company will bear the cost of soliciting proxies. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding soliciting materials to beneficial owners of stock held of record by such persons. Directors, officers or employees of the Company may solicit proxies in person, by mail, telephone, facsimile or other electronic means without additional compensation other than their regular compensation.

ITEM 1—ELECTION OF DIRECTORS

        Twelve directors, constituting the entire Board of Directors, will be elected by the shareholders at the Annual Meeting, each to hold office until the next annual meeting and until a successor has been duly elected and qualified. The twelve nominees named below have been selected by the Company's Nominating Committee have consented to be named and to serve if elected. The proxy holders named in the proxies being solicited will vote for the election of the twelve nominees named below, unless a shareholder withholds authorization to do so. The Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve. However, if any nominee is unable to serve or for good cause will not serve, the proxy holders may vote for the election of a substitute nominee in the exercise of their own judgment.

        The name and age of each nominee and the year in which each nominee became a director of the Company are set forth below:

Name	Principal Occupation (1)	Age	Director Since
Morris Atlas	Senior and Founding Partner, Atlas & Hall L.L.P.	77	1994
Frank N. Boggus	Chairman of the Board, Boggus Motor Company, Inc. and Boggus Motor Sales, Inc.	75	1983
Robert G. Farris	Chairman of the Board, Valley Transit Company, Inc.	73	1985
C. Kenneth Landrum, M.D.	Gynecologist (Retired)	74	1994
David L. Lane	Chief Financial Officer and Executive Vice President, Wolff Companies	61	2002
Jack H. Mayfield, Jr.	Chairman of the Board, Goldston Oil Corporation	66	2002
Joe Penland, Sr.	President, Quality Mat Company	53	*
Joseph E. Reid	Oil and Gas Consultant (2)	75	*
G. E. Roney	Chairman of the Board, President and Chief Executive Officer, Texas Regional Bancshares, Inc. and Chairman of the Board, Chief Executive Officer and Trust Officer, Texas State Bank (3)	73	1985
Julie G. Uhlhorn	Chairman of the Board, Rio Grande Equipment Company, Inc.	73	1983
Walter Umphrey	Managing Partner, Provost & Umphrey Law Firm, L.L.P.	67	*
Mario Max Yzaguirre	President, Hunt-Mexico, Inc. and Hunt-Resources, Inc. (4)	43	2000

(1)
Each of the foregoing persons have been engaged in the principal occupation indicated for the past five years, unless otherwise indicated.

(2)
Mr. Reid has been involved in the oil and gas business since 1956. From 1978 to 1982, he served as President and Chief Executive Officer of Superior Oil Company, and from 1984 to 1986 as President and Chief Executive Officer of Meridian Oil, Inc. Since 1986, Mr. Reid has been an oil and gas consultant. Mr. Reid serves as a director for Western Gas Resources, Inc. and Grant Prideco, Inc.

(3)
Subsidiary of the Company.

(4)
Mr. Yzaguirre has been President of Hunt-Resources, Inc. since June 2003 and Hunt-Mexico, Inc. since March 2003. Previously, he was the Vice President of Mexico Business Development for Hunt Consolidated, Inc. from April 2002 to March 2003. He was Chairman of the Texas Public Utility Commission from June 2001 to January 2002, and President of Enron de Mexico from

  February 1997 to June 2001. Subsequent to Mr. Yzaguirre's departure, Enron Corp. and various affiliates of Enron Corp. (including one or more for which Mr. Yzaguirre served as an officer) filed petitions under the Federal bankruptcy law. The Company does not believe that the Enron-related bankruptcy filings are material to an evaluation of the ability or integrity of Mr. Yzaguirre or his qualification to serve as a director of the Company.

*
Nominated by the Nominating Committee to be a member of the Board for the first time in 2004. Both Mr. Penland and Mr. Umphrey served as Directors of Southeast Texas Bancshares, Inc. ("Southeast Texas") prior to the acquisition of Southeast Texas by the Company in March 2004. Mr. Reid has been serving as an advisory director of the Company's subsidiary, Texas State Bank, since February 25, 2002.

        All persons named above are directors of the Company at the present time, unless otherwise indicated. The only family relationships between directors, executive officers of the Company or persons nominated or chosen by the Company to become a director or executive officer are as follows:

          Douglas G. Bready, a Director and President of the McAllen location of Texas State Bank, is the son-in-law of G. E. Roney, the Chairman of the Board & Chief Executive Officer of the Company and Texas State Bank;

          Mark Voss, an Executive Vice President of Texas State Bank, is the stepson of G. E. Roney, the Chairman of the Board & Chief Executive Officer of the Company and Texas State Bank;

          Tudor G. Uhlhorn, a Director of Texas State Bank, is the son of Julie G. Uhlhorn, a member of the Board of Directors of the Company and Texas State Bank;

          Robert R. Farris, a Director of Texas State Bank, is the son of Robert G. Farris, a member of the Board of Directors of the Company and Texas State Bank; and

          Robert F. Boggus, a Director of Texas State Bank, is the son of Frank N. Boggus, a member of the Board of Directors of the Company and Texas State Bank.

Board Meetings and Committees

        During 2003, the Board of Directors held thirteen meetings and the committees described below each held the number of meetings indicated. Each director attended at least 75% of the total number of meetings of the Board of Directors and Committees on which such director served.

        The Company has an Audit Committee, a Stock Option and Compensation Committee and a Nominating Committee. The Company also had an Executive Committee which did not hold any meetings in 2003 and ceased functioning in March 2003. In addition, Company directors serve as Trustees of the Texas Regional Bancshares, Inc. Amended and Restated Employee Stock Ownership Plan (with section 401(k) provisions) (the "KSOP Plan").

Audit Committee.

        The Audit Committee of the Company serves in a dual capacity as the Audit Committee of the Company and Texas State Bank. The Audit Committee held five meetings in 2003. The functions of the Audit Committee are to select and recommend to the Board of Directors the engagement of independent auditors, review with those independent auditors the plans and results of the audit engagement of the Company, approve the annual audit plan and review the results of the procedures for internal auditing, review the independence of the independent auditors, review the Company's financial results and Securities and Exchange Commission filings and review the effectiveness of the Company's internal controls. The Board of Directors has adopted a written charter for the Audit Committee, which is attached hereto as Exhibit A. Audit Committee members for 2003 were Messrs. Boggus, Landrum, Yzaguirre and Mrs. Uhlhorn. Each of the members of the Audit Committee is independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934).

        The Board of Directors does not yet include a person who has been designated as the audit committee financial expert of the Company as required by the Sarbanes-Oxley Act of 2002. The reason that no person has yet been designated is that locating a person with the proper credentials to serve in this role, who has the required level of interest in and commitment to the Company's interests, has proven to be extremely difficult. Also, the Company determined that it preferred not to engage an outside search firm to locate a person to serve in this role.

        In evaluating potential audit committee financial experts, the Nominating Committee of the Board of Directors was presented with the credentials of Joseph E. Reid. The Nominating Committee and then the Board of Directors reviewed Mr. Reid's background and has determined that his credentials are consistent with the audit committee financial expert requirements. The Board of Directors also determined that Mr. Reid is independent as that term is defined for purposes of Item 7(d)(3)(iv) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended. Mr. Reid's election as a director is to be considered by the shareholders at the annual shareholders meeting. If Mr. Reid is elected to the Board of Directors, the Board plans to designate and appoint him to the Audit Committee as the "audit committee financial expert."

        The formal report of the Audit Committee with respect to the year 2003 begins on page 15 herein.

Stock Option and Compensation Committee.

        The Stock Option and Compensation Committee serves in a dual capacity as the Stock Option and Compensation Committee of the Company and Texas State Bank. The Company currently has a Stock Option and Compensation Committee comprised entirely of independent Directors which recommends to the Board of Directors the compensation and stock options to be granted to the Company's officers. The Committee consists of Messrs. Boggus, Farris, Landrum, Mayfield, Yzaguirre and Mrs. Uhlhorn. Messrs. Atlas and Lane, and Mr. Jack Whetsel, a former director of the Company who did not stand for re-election in 2003, were members of the Stock Option and Compensation Committee through April 2003. The Stock Option and Compensation Committee held four meetings during 2003. The formal report of the Stock Option and Compensation Committee with respect to the year 2003 begins on page 11 herein.

Nominating Committee.

        The Company has a Nominating Committee comprised entirely of independent directors (as independence is defined in Rule 4200(a)(15) of the NASD listing standards). The Nominating Committee recommends persons for election as directors of the Company. The Board of Directors has adopted a Nominating Committee charter which is available in its entirety on the Company's website, www.TRBSinc.com. Messrs. Boggus, Farris, Landrum, Mayfield, Yzaguirre and Mrs. Uhlhorn are members of the Nominating Committee. The Nominating Committee held one meeting in 2003.

        The Nominating Committee will consider nominees recommended by shareholders if such recommendations are made in writing to the Nominating Committee and the recommendations are made in accordance with the procedures described in this proxy statement under "Shareholder Proposals for the 2005 Annual Meeting". Shareholder's nominees that comply with these procedures will receive the same consideration that the Nominating Committee's nominees receive.

        The Nominating Committee will consider candidates that have a strong record of community leadership in the Company's markets. Candidates should possess a strong record of achievement in both business and civic endeavors, possess strong ethics, display leadership qualities including the ability to analyze and interpret both banking and other endeavors of an entrepreneurial nature and be able to attract new Company relationships. The Nominating Committee recommended all director nominees for the 2004 Annual Meeting of Shareholders. Following the Southeast Texas acquisition in March 2004, the Nominating Committee recommended two directors from the acquired institution as director nominees.

        The Company does not pay a third party fee to assist in identifying and evaluating nominees, but the Company does not preclude the potential for utilizing such services if needed as may be determined at the discretion of the Nominating Committee.

Executive Committee.

        The Executive Committee operated on a standby basis when it was impractical for the Board of Directors to meet or to act by consent in the absence of a meeting. The Executive Committee was authorized to exercise the powers and authority of the Board of Directors with respect to any and all matters related to the business and affairs of the Company, other than matters reserved by law or the Bylaws to the full Board of Directors. The Executive Committee ceased functioning in March 2003. Messrs. Atlas, Landrum, Roney and Whetsel were members of the committee. No meetings of the Executive Committee were held in 2003.

KSOP Trustees.

        The Trustees of the KSOP Plan hold and invest the KSOP's assets. The Trustees held three meetings during 2003. The Trustees of the KSOP Plan are Messrs. Atlas, Boggus and Roney.

Compensation of Directors

        During 2003, directors and advisory directors received $1,000 for each Texas Regional Board of Directors meeting and were reimbursed for out-of-pocket expenses incurred in attending meetings. Beginning in May 2003, the directors and advisory director fees were increased to $1,500 for each Texas Regional Board of Directors meeting. In addition, during 2003 the Company paid each non-management director a bonus of $2,000 for service as a director of the Company.

        Each director of the Company's subsidiary, Texas State Bank, which includes each director of Texas Regional, received $900 for each Texas State Bank Board of Directors meeting. During 2003, each non-management director of Texas State Bank also received a bonus of $1,000 for service as a director of the Bank. Mr. Roney also receives compensation from the Company as an executive officer of the Company and Texas State Bank, as indicated below.

EXECUTIVE OFFICERS

        The Company's executive officers are elected annually by the Board of Directors, each to serve a one-year term or until his or her successor is elected and qualified. The name, age, year each first became an executive officer and current position held at the Company by each executive officer are as follows:

Name	Age	Officer Since		Current Position
G. E. Roney	73	1985		Chairman of the Board, President & Chief Executive Officer
Paul S. Moxley	59	1999	(1)	Senior Executive Vice President
R. T. Pigott, Jr	49	1998	(2)	Executive Vice President & Chief Financial Officer
Carolyn S. Joyner	54	2003	(3)	First Vice President, Secretary & Treasurer

(1)
Mr. Moxley has served as President and Secretary of the Board for the Company's subsidiary, Texas State Bank, since 1986.

(2)
Prior to joining the Company in December 1998, Mr. Pigott was Vice President and Chief Financial Officer of Autobond Acceptance Corporation from April 1997 to August 1998 and served as Executive Vice President & Chief Financial Officer of Franklin Federal Bancorp. and its predecessors from May 1985 to January 1997.

(3)
Ms. Joyner has served as First Vice President for the Company's subsidiary, Texas State Bank, since April 2001. Prior to this date, Ms. Joyner served as a Vice President from May 1998 to April 2001.

        The Company's subsidiary, Texas State Bank, has the following senior executive officers. The name, age, year each first became an officer and current position held at Texas State Bank are as follows:

Name	Age	Officer Since	Current Position
G. E. Roney	73	1985	Chairman of the Board, Chief Executive Officer & Trust Officer
Paul S. Moxley	59	1986	President & Secretary of the Board
R.T. Pigott, Jr.	49	1998	Executive Vice President & Chief Financial Officer
Douglas G. Bready	48	1985	President—McAllen location

COMPENSATION COMMITTEE INTERLOCKS

        Prior to June 1994, Frank N. Boggus served as President of the Company and currently serves on the Stock Option and Compensation Committee. However, Mr. Boggus is not now, nor was he at the time of his service as an officer, an employee of the Company. Mr. Boggus does not receive compensation from the Company or Texas State Bank (the "Bank") other than director fees and outside director bonuses as indicated above.

EXECUTIVE COMPENSATION

Cash Compensation

        The following table sets forth compensation information with respect to the Chief Executive Officer and the four most highly compensated executive officers of the Company.

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation (1)	Number of Stock Options Granted (2)	All Other Compensation (3)
G. E. Roney Chairman of the Board, President & Chief Executive Officer of the Company and Chairman of the Board, Chief Executive Officer & Trust Officer of the Bank	2003 2002 2001	$908,333 766,666 733,333	$0 150,000 100,000	$31,926 27,887 26,503	7,750 57,750 18,150	$7,036 105,422 122,344
Paul S. Moxley Senior Executive Vice President of the Company and President & Secretary of the Board of Directors of the Bank	2003 2002 2001	256,667 236,667 223,333	40,000 30,000 25,000	32,800 28,857 27,937	5,750 9,900 14,520	7,036 7,203 4,057
Douglas G. Bready President of the Bank's McAllen Location	2003 2002 2001	212,667 198,667 188,000	25,000 16,140 15,000	15,600 15,612 15,089	3,000 7,920 10,890	7,036 7,203 4,482
Danny L. Buttery President of the Bank's Harlingen and Brownsville locations	2003 2002 2001	191,000 185,000 178,333	15,000 13,126 6,000	32,800 28,800 27,900	1,500 6,600 7,986	5,036 5,203 2,782
Timothy E. Gilles President of the Bank's Harlingen Central Location	2003 2002 2001	190,000 184,000 177,667	15,000 13,067 5,000	66 60 52	1,500 6,600 6,534	7,036 7,131 5,091

(1)
Includes personal use of company vehicle, automobile allowances, director fees and credit life insurance commissions.

(2)
Restated to retroactively give effect to the three-for-two stock split declared and distributed by the Company during second quarter 2002, effected as a 50% stock dividend and the 10 percent stock dividend declared by the Company during first quarter 2003 and distributed during second quarter 2003.

(3)
Includes the Company's optional and matching contribution for each listed executive officer under the KSOP Plan. KSOP Plan contributions are based upon the lesser of the amounts set forth in the table above or the maximum allowable under the KSOP Plan. In addition, with regard to Mr. Roney, the amount indicated includes $0 accrued during 2003, $98,219 accrued during 2002 and $117,862 accrued during 2001 pursuant to the Deferred Compensation Plan adopted by the Company for the benefit of Mr. Roney, described in the Report of the Stock Option and Compensation Committee.

Option Grants

        The following table sets forth information concerning stock options granted during 2003 to the executive officers named above.

	Options Granted in Last Fiscal Year
	Individual Grants (1)				Potential Realizable Values at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price Per Share	Expiration Date
					5%	10%
G. E. Roney	7,750	7.19%	$35.55	5/31/2012	$151,358	$372,698
Paul S. Moxley	5,750	5.34	35.55	5/31/2012	112,298	276,518
Douglas G. Bready	3,000	2.78	35.55	5/31/2012	58,590	144,270
Danny L. Buttery	1,500	1.39	35.55	5/31/2012	29,295	72,135
Timothy E. Gilles	1,500	1.39	35.55	5/31/2012	29,295	72,135

(1)
The options to purchase one-fourth of the shares listed for Messrs. Buttery and Gilles are exercisable commencing on August 1, 2003 and an additional one-fourth of the options are exercisable beginning August lst of each year thereafter. The options to purchase the shares listed for Mr. Roney are exercisable as follows: 1,250 shares each year on August 1, 2003, 2004, 2005 and 2006, 1,233 shares on August 1, 2009 and 1,517 shares on August 1, 2010. The options to purchase the shares listed for Mr. Moxley are exercisable as follows: 750 shares each year on August 1, 2003 and 2004, 1,911 shares on August 1, 2005 and 2,339 shares on August 1, 2006. The options to purchase shares listed for Mr. Bready are exercisable as follows: 738 shares on August 1, 2003, 737 shares on August 1, 2004, 775 shares on August 1, 2005 and 750 shares on August 1, 2006.

(2)
As required by the rules of the Securities and Exchange Commission, potential values are stated based on the prescribed assumption that the Common Stock will appreciate in value from the date of grant to the end of the option term at the indicated rates (compounded annually) and therefore are not intended to forecast possible future appreciation, if any, in the price of the Company's Common Stock.

Option Exercises and Fiscal Year-End Option Values

        The following table sets forth, for each of the named executive officers, information with respect to stock options exercised in 2003, the realized value or spread (the difference between the exercise price and market value on the date of exercise) and the number and unrealized spread of unexercised options held at fiscal year-end.

	Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
			Number of Unexercised Options at Fiscal Year-End		Value of Unexercised in-the-Money Options at Fiscal Year End (2)
	Number of Shares Acquired on Exercise (1)
Name
		Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
G. E. Roney	123,528	$1,185,214	35,568	48,082	$413,390	$408,618
Paul S. Moxley	16,502	226,617	16,031	14,139	223,654	116,719
Douglas G. Bready	9,980	139,517	12,865	8,945	173,802	83,892
Danny L. Buttery	15,340	232,422	9,664	6,422	130,665	64,203
Timothy E. Gilles	0	0	5,308	6,059	56,956	58,061

(1)
The shares acquired on exercise by Messrs. Roney, Moxley and Bready were obtained prior to the 10 percent stock dividend distributed during second quarter 2003. Shares acquired on exercise by Mr. Buttery represent 9,980 shares for which options were exercised prior to the 10 percent stock dividend and 5,360 shares for which options were exercised after the 10 percent stock dividend.

(2)
Calculated by subtracting the exercise price from the fair market value of the underlying Common Stock. For purposes of this table, fair market value is deemed to be $37.00, the closing price per share for the Common Stock as reported on the NASDAQ National Market System on December 31, 2003.

Equity Compensation Plan Information

        The following table sets forth certain information concerning the stock options awarded under the various stock option plans and the number of options still available for issuance under the various stock option plans:

Plan Category	A	B	C
	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Security Holders	601,236	$26.55	18,413
Equity Compensation Plans Not Approved by Security Holders	0	0	0

Total	601,236	$26.55	18,413

STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND OTHERS

        The Board of Directors set the close of business on March 12, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the 2004 annual meeting (the "Record Date"). On the Record Date, there were 32,728,479 shares of the Company's Common Stock. Each share of Common Stock is entitled to one vote on each matter to be acted upon at the meeting. Neither the Company's Articles of Incorporation nor its Bylaws provide for cumulative voting rights. A nominee for a director position must receive the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting to be elected.

        The following table sets forth certain information regarding the ownership of the Company's voting securities as of the Record Date, except as otherwise noted, by each shareholder who is known by the Company to own beneficially more than 5% of the Company's outstanding voting securities, as disclosed in certain reports regarding such ownership filed with the Securities and Exchange Commission in accordance with Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended. The table also includes information regarding ownership by each director, each person nominated to serve as a director, each executive officer named in the Cash Compensation Table and all executive officers and directors as a group.

        The number of shares of Common Stock beneficially owned by each person as indicated in the table is determined under rules of the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted, the indicated shareholders have sole voting and investment power over the number of shares shown.

	Common Stock
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Morris Atlas	190,433	(1)	0.58%
Frank N. Boggus	334,503	(2)	1.02
Douglas G. Bready	62,917	(3)	0.19
Danny L. Buttery	65,098	(4)	0.20
Robert G. Farris	122,007	(5)	0.37
Timothy E. Gilles	8,784	(6)	0.03
C. Kenneth Landrum, M.D	233,295	(7)	0.71
David L. Lane	37,363	(8)	0.11
Jack H. Mayfield, Jr	388,533	(9)	1.19
Paul S. Moxley	237,337	(10)	0.73
Joe Penland, Sr	286,885		0.88
Joseph E. Reid	47,348	(11)	0.14
G. E. Roney 3900 North Tenth Street, 11th Floor McAllen, Texas 78501	2,424,959	(12)	7.41
Julie G. Uhlhorn	339,830	(13)	1.04
Walter Umphrey	853,681	(14)	2.61
Mario Max Yzaguirre	10,253		0.03
All officers and directors as a group (16 persons)	5,362,469	(15)	16.38

(1)
The total includes 5,445 shares held by Mr. Atlas' wife.

(2)
The total includes 269,913 shares owned by three companies controlled by Mr. Boggus.

(3)
The total includes 8,250 shares held by Mr. Bready's wife, 1,502 shares held by an independent trustee for Mr. Bready's IRA, 1,174 shares held by an independent trustee for Mr. Bready's wife's IRA, 165 shares held in his son's name, 33,651 shares allocated to Mr. Bready's account as a participant in the KSOP Plan and 12,865 shares Mr. Bready has the right to acquire within

  60 days through the exercise of options. Not included in the total are 8,945 shares, which represents options granted during 2003, 2002 and 2001, that are not presently exercisable by Mr. Bready.

(4)
The total includes 44,879 shares allocated to Mr. Buttery's account as a participant in the KSOP Plan and 9,664 shares Mr. Buttery has the right to acquire within 60 days through the exercise of options. Not included in the total are 6,422 shares, which represent options granted during 2003, 2002 and 2001, that are not presently exercisable by Mr. Buttery.

(5)
The total includes 6,488 shares held by Mr. Farris' wife. Mr. Farris disclaims beneficial ownership of his wife's shares.

(6)
The total includes 3,476 shares allocated to Mr. Gilles's account as a participant in the KSOP Plan and 5,308 shares Mr. Gilles has the right to acquire within 60 days through the exercise of options. Not included in the total are 6,059 shares, which represent options granted during 2003, 2002 and 2001, that are not presently exercisable by Mr. Gilles.

(7)
The total includes 47,752 shares held by family trusts for the benefit of Dr. Landrum, 18,425 shares held by a trust for Dr. Landrum's pension plan, 5,989 shares held in a charitable trust where Dr. Landrum acts as trustee, 145,646 shares held by Dr. Landrum's wife and 10,501 shares held in a trust where Dr. Landrum serves as chairman of the trustees. Dr. Landrum disclaims beneficial ownership of his wife's shares and the shares held in the trusts where he serves as a trustee.

(8)
The total includes 2,927 shares held pursuant to the Holdback Escrow Agreement dated February 22, 2002 and entered into by Texas Regional, Riverway Holdings, Inc. and the Texas State Bank Trust Department.

(9)
The total includes 86,092 shares held in charitable trusts where Mr. Mayfield act as trustee, 45,023 shares owned by a limited partnership controlled by Mr. Mayfield, 77,999 shares held by an independent trustee for Mr. Mayfield's IRA and 140,222 shares held in a trust for the benefit of Mr. Mayfield's wife. The total also includes the following shares held pursuant to the Holdback Escrow Agreement dated February 22, 2002 and entered into by Texas Regional, Riverway Holdings, Inc. and the Texas State Bank Trust Department: 7,320 shares held in a charitable trust where Mr. Mayfield acts as trustee, 3,828 shares held by a limited partnership controlled by Mr. Mayfield, 14,245 shares held by a limited partnership in which Mr. Mayfield has an interest, 6,631 shares held by an independent trustee for the benefit of Mr. Mayfield's IRA, and 7,173 shares held in trust for the benefit of Mr. Mayfield's wife.

(10)
The total includes 1,103 shares held by Mr. Moxley's wife, 51,495 shares allocated to Mr. Moxley's account as a participant in the KSOP Plan, 139,925 shares held by trusts at Texas State Bank for which Mr. Moxley, Mr. Roney and Mrs. Uhlhorn serve as trustees along with other individuals who are not directors of the Company, but in which Mr. Moxley has no interest as a beneficiary and 16,031 shares Mr. Moxley has the right to acquire within 60 days through the exercise of options. Not included in the total are 14,139 shares, which represent options granted during 2003, 2002 and 2001, that are not presently exercisable by Mr. Moxley.

(11)
The total includes 10,329 shares held by Mr. Reid's wife. Mr. Reid disclaims beneficial ownership of his wife's shares.

(12)
The total includes 231,060 shares held by Mr. Roney's wife, 8,167 shares held by a trust for the benefit of Mr. Roney's wife, 131,758 shares held by trusts at Texas State Bank for which Mr. Roney, Mr. Moxley and Mrs. Uhlhorn serve as trustees along with other individuals who are not directors of the Company, but in which Mr. Roney has no interest as a beneficiary, 21,464 shares held by a company partly owned by Mr. Roney, 130,604 shares allocated to Mr. Roney's account as a participant in the KSOP Plan and 35,568 shares Mr. Roney has the right to acquire within 60 days through the exercise of options. Not included in the total are 48,082 shares, which represent options granted during 2003, 2002 and 2001, that are not presently exercisable by Mr. Roney.

(13)
The total includes 73,550 shares which represent Mrs. Uhlhorn's beneficial interest in a trust, 73,109 shares held by a partnership owned 30% by Mrs. Uhlhorn and 139,925 shares held by trusts at Texas State Bank for which Mrs. Uhlhorn, Mr. Roney and Mr. Moxley serve as trustees along with other individuals who are not directors of the Company, but in which Mrs. Uhlhorn has no interest as a beneficiary.

(14)
The shares indicated are held by two family limited partnerships, each of which is owned 49.5% by Mr. Umphey and 49.5% by Mr. Umphey's wife. Mr. Umphrey and his wife also own a 100% interest in the general partners of the family limited partnerships, which own the remaining 1%.

(15)
The total includes 4,389,046 shares as to which directors and officers have sole voting power, 973,423 shares as to which they have shared voting power, 4,083,263 shares as to which they have sole investment power and 1,279,206 shares as to which they have shared investment power. In addition, included in this total are 79,436 shares the officers have a right to acquire within 60 days through the exercise of stock options.

STOCK OPTION AND COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filings.

REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE

        This Report of the Stock Option and Compensation Committee of the Board of Directors of Texas Regional Bancshares, Inc. (the "Compensation Committee" or the "Committee") describes the basis upon which the Committee has made recommendations concerning the 2003 compensation payable to the officers of the Company and its wholly-owned subsidiary, Texas State Bank. It has been the duty of the Compensation Committee to consider the compensation of all officers, including the officers named in the compensation tables contained in the Proxy Statement included with the Notice of Annual Meeting of Shareholders of the Company scheduled for April 2004. During 2003, the recommendations of the Compensation Committee were accepted by the Board of Directors of the Company and by the Board of Directors of the Company's wholly owned subsidiary, Texas State Bank.

Compensation Philosophy

        The Compensation Committee seeks to make compensation decisions based on long-term growth and performance objectives of the Company. As in prior years, the Compensation Committee during 2003 emphasized the Company's growth in total assets and book value, and the earnings of the Company, in its consideration of compensation decisions.

        For 2003, as in recent prior years, the compensation program has been based on the following principles:

  •
  The Company recognizes that a competitive pay program helps attract and retain quality personnel and the Company is committed to being competitive in its compensation programs. To ensure that pay is competitive, the Company regularly compares its pay practices with those of other financial institutions, particularly banks and bank holding companies, in the markets served by the Company. From time to time the Company modifies pay parameters based on this review.

  •
  The Company makes salary adjustments and other compensation awards to officers and other key management personnel based upon a combination of performance company-wide, performance of the business unit for which they are responsible and individual performance. Among the performance standards reviewed in 2003 were sustained growth objectives and an ability to maximize profitability of individual business units, or contain costs within those units. For officers for whom community relationships are significant, the Company also considers the activities undertaken by those officers and the sense of the Board members of the community perceptions of the officers. Those officers with supervisory authority have also been evaluated, and compensation in part determined, on their ability to interact both with persons who work for them and persons who work with them. In each case, the performance criteria are subjective and therefore the compensation decisions are not based upon a mathematical application of performance criteria.

  •
  The Company also considers the success of the organization as a whole in matters relative to compensation of individual officers. At those times when the organization's profitability and growth are strong, the Company believes that the officers and other employees of the organization should be entitled to compensation adjustments as a result of the availability of resources which they helped create.

        In the Company's ongoing evaluation program, senior officers set objectives and goals for junior officers and other employees reporting to them, evaluate the employees and officers on performance, and compare the results to the performance of others in the Company. Managers, including the Chief Executive Officer, review the results of individual officers and employees, and consider other evaluation information in making recommendations to the Compensation Committee as to compensation for the officers of the Company and the Bank. The Committee considered these evaluations and recommendations for purposes of the Committee's compensation recommendations to the Board of Directors of each of the Company and Texas State Bank. The Committee also made a separate recommendation for the compensation of the Chief Executive Officer based in part on the evaluation of the Chief Executive Officer made by the Board of Directors. In 2003, the recommendations of the Compensation Committee were accepted by the Board of Directors and the Bank.

        In evaluating compensation, the Compensation Committee is aware of the limitations on deductibility of compensation paid to highly compensated persons imposed by Internal Revenue Code Section 162(m). In 2003, for the first time, the Company had one officer, the Chief Executive Officer, whose range of compensation began to approach the limitations imposed by that provision. For this reason, the Compensation Committee developed the Executive Incentive Compensation Plan for presentation to and consideration by the shareholders, which is intended to establish performance goals as a condition to the payment of consideration that would exceed the Section 162(m) threshold. Under the Plan, the Committee would select one or more of the performance goals and the related target threshold to be met by the designated executive officer or officers as a condition to payment of an award under the Plan. If the Executive Incentive Compensation Plan is approved by the shareholders, the Committee would anticipate considering making an award to the Chief Executive Officer under the Plan.

Compensation Program Components

        The Compensation Committee regularly reviews the Company's compensation programs to ensure that the components of the compensation program will allow the Company to successfully attract and retain key employees. The compensation program components available to the employees of the Company are:

  Base Salary

  Base salary levels are largely determined based upon comparison with peer group members as well as potential competitors and other companies which might seek to employ officers and employees of the Company. Actual salaries are based upon individual performance contributions in accordance with the compensation philosophy of the Company.

  Bonuses

  The officers of the Company in 2003 participated in a performance-based bonus as a component of their compensation. Each officer's bonus is based on the over-all profitability of the Company and the profit center for which a particular officer is responsible. Among the factors considered in awarding bonuses are growth of deposits, profitability, containment of costs, and other factors the Company considers important.

  Employee Stock Ownership Program

  The Committee believes that participation in the employee stock ownership program of the Company encourages the officers and other employees of the Company to work toward the long-term goals and objectives of the Company. Decisions relative to contributions to the employee stock ownership program are made annually, with the aggregate amount based on a resolution of the Board of Directors, with individual allocations based on a formula. Any participant in the Plan who was employed by the Company as of December 31, 2003 and credited with at least 1,000 hours of service was eligible to participate in contributions to the Plan for 2003. In addition, participants who terminated due to death, disability or attainment of early retirement age or later, regardless of the number of hours worked during the year, were also eligible for the Company contributions.

  Stock Options

  The Committee believes that stock options provide an appropriate incentive to encourage management, particularly senior management, to maximize shareholder returns. The Committee recommended that stock options be granted to encourage management to help the Company achieve its objectives of long-term growth in shareholder value. Accordingly, during 2003, the Committee recommended, and the Board of Directors granted, stock options to purchase an aggregate of 107,750 shares of the Company's Common Stock to an aggregate of 111 employees. Options granted in 2003 were granted pursuant to stock option plans approved by the shareholders in prior years.

  Deferred Compensation Plan

  In 1993, the Company adopted a Deferred Compensation Plan for the Company's Chief Executive Officer, Glen E. Roney. The Deferred Compensation Plan provides for a retirement benefit payable to Mr. Roney (or his designated beneficiary or his estate if Mr. Roney dies prior to payment of the full amount of deferred compensation) of $100,000 per year commencing October 29, 2002, and continuing annually thereafter for fourteen years. In the event payments are to commence after October 30, 2002, the Company shall pay to Mr. Roney on the Late Retirement Date a lump sum equal to the amount of money that would have been paid to him had payments commenced on October 30, 2002 (the "Catch-Up Amount"), and in addition, the Company shall pay to Mr. Roney $100,000 per year commencing on October 30 of the year next following the Late Retirement Date and continuing regularly on the same calendar day of each year thereafter, (including the Catch-Up Amount and all other payments) so that the total amount paid will equal the aggregate sum of $1,500,000. On the Late Retirement Date, the Company shall also pay Mr. Roney an amount intended to compensate for his lost earnings potential on the Catch-Up Amount. If Mr. Roney dies prior to commencement of the retirement benefit, payments would commence immediately and be paid to his designated beneficiary or his estate. The Company also adopted the Trust under Glen E. Roney Deferred Compensation Plan, in the form prescribed by applicable regulations adopted by the Internal Revenue Service for nonqualified deferred compensation plans. Among other things, the Plan and Trust provide for an initial deposit into the Trust by the Company and subsequent deposits at the discretion of the Board of Directors, and further provide for full funding of the amount necessary to discharge the retirement benefit in the event of a change of control, as that term is defined in the Trust. Since Mr. Roney chose not to retire on October 29, 2002, payments will be based on a Late Retirement Date. During 2003, the Company did not accrue any amounts related to the Deferred Compensation Plan.

Discussion of Chief Executive Officer Compensation

        The Compensation Committee considered a variety of factors in determining the compensation of the Chief Executive Officer of the Company for fiscal year 2003. Quantitative factors considered in making recommendations for the Chief Executive Officer's compensation include published compensation surveys and other publicly available compensation information, the performance of the Company including growth in earnings, assets and capital and asset quality. Qualitative factors considered included the ability of the Company and its senior management to attract and retain capable officers and staff, relations with regulatory authorities and the Compensation Committee's perception of the organization's acceptance in the communities it serves. The Compensation Committee also considered the Chief Executive Officer's expanded responsibilities resulting from the growth of the Company and the dependence of the organization on the continued involvement of the Chief Executive Officer. The critical role of the chief executive officer as spokesperson for the Company in the public market was also considered.

        Specifically, in making compensation recommendations for the Chief Executive Officer for compensation payable during 2003, the Compensation Committee considered the increase in the market value per share of the Company's Class A Voting Common Stock from $32.31 at December 31, 2002 (adjusted for the 10 percent stock dividend declared during first quarter 2003 and distributed during second quarter 2003), to $37.00 at December 31, 2003. This represents an increase of over 14.5% in the market price of the stock during 2003. In addition, net income for the year ended December 31, 2002, of $53.8 million, or $1.86 per diluted common share increased to $62.3 million, or $2.10 per diluted common share for the year ended December 31, 2003.

        Based upon these factors, the Compensation Committee established a base salary of $975,000 beginning in May 2003, reflecting an increase of 25.8% from the base salary established in May 2002. While eligible to earn a cash bonus based on the Compensation Committee's evaluation of the Company's performance and its evaluation of his performance relative to the qualitative factors, payment of a bonus could have resulted in total compensation in excess of $1,000,000 that would not have been deductible by the Company under Section 162(m) by the Internal Revenue Service. As a result, the Chief Executive Officer was not given a bonus for 2003. As indicated above, the Committee has recommended to the Board of Directors an incentive compensation plan which would provide for performance-based compensation for executive officers of the Company, particularly the Chief Executive Officer, that would meet the requirements of "other performance-based compensation" for purposes of Section 162(m). In addition, in 2003, the Chief Executive Officer was granted options for 2,750 shares under the Company's 2002 Incentive Stock Option Plan and 5,000 shares under the Company's 2002 Nonstatutory Stock Option Plan.

Stock Option and Compensation Committee of the Board of Directors of Texas Regional Bancshares, Inc.
Mario Max Yzaguirre, Chairman Frank N. Boggus Robert G. Farris C. Kenneth Landrum, M.D. Jack H. Mayfield, Jr. Julie G. Uhlhorn

Audit Committee Report

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

        The Audit Committee of the Board of Directors consists of the four directors whose names appear below. Each member of the Audit Committee is "independent" as defined in the National Association of Securities Dealers, Inc.'s listing standards.

        The Audit Committee's general role as an audit committee is to assist the Board of Directors in overseeing the Company's financial reporting process and related matters. Until May 13, 2003, the Audit Committee operated under a written charter, a copy of which was included in the Company's Proxy Statement dated March 19, 2001 for its Annual Meeting of Shareholders held on April 23, 2001. The Board of Directors adopted a new charter on May 13, 2003. The new charter, a copy of which is attached as Exhibit A to this proxy statement, imposes on the Audit Committee the duties and responsibilities imposed upon audit committees generally by recent statutory and rule changes.

        The Audit Committee has reviewed and discussed with the Company's management and KPMG LLP, the Company's independent auditors, the audited financial statements of the Company contained in the Company's Annual Report to Shareholders for the year ended December 31, 2003.

        The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees). The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"), and has discussed with KPMG LLP such independent auditors' independence. The Audit Committee has also considered whether the provision of non-audit services to the Company by KPMG LLP is compatible with maintaining their independence.

        Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission.

        This report is submitted on behalf of the Audit Committee.

                      C. Kenneth Landrum., M.D., Chairman
                      Frank N. Boggus
                      Julie G. Uhlhorn
                      Mario Max Yzaguirre

RELATIONSHIP WITH INDEPENDENT AUDITORS

        At the meeting held on March 11, 2003, the Audit Committee selected KPMG LLP to serve as the Company's independent public accountants and auditors for the fiscal year ending December 31, 2003. The following table sets forth the aggregate fees billed to Texas Regional Bancshares, Inc. for the years ended December 31, 2003 and 2002 by the Company's principal accounting firm, KPMG LLP. The Audit Committee has approved all services provided by KPMG LLP.

	December 31,
	2003	2002
Audit Fees (1)	$313,146	$343,564
Audit-Related Fees (2)	182,200	68,975
Tax Fees (3)	7,500	80,040
All Other Fees	—	—

Total	$502,846	$492,579

(1)
Audit Fees consisted principally of the audit of the Company, limited reviews of the Company's quarterly reports, accountants' attestation report as required by FDICIA and consents provided in connection with filings made under the Securities Exchange Act of 1933.

(2)
Audit-Related Fees consisted of the audit of the Company's KSOP, audit of the Company's broker-dealer subsidiary, SAS 70 report for the Company's data center, and agreed-upon procedures engagement for the Company's borrowings with the Federal Home Loan Bank ("FHLB").

(3)
Tax Fees consisted principally of review and tax opinions regarding prospective business combinations provided in connection with filings made under the Securities Exchange Act of 1933.

        The Audit Committee has considered whether the provision of services covered in billings included under the captions "Audit-Related Fees", "Tax Fees" and "All Other Fees" above is compatible with maintaining the principal accountants' independence. The Audit Committee has concluded that the provisions of such non-audit services would not jeopardize the independence of KPMG LLP as the Company's independent auditors.

PERFORMANCE GRAPH

        The following performance graph compares the performance of the Company's Common Stock to the S&P 500 Index and to Keefe, Bruyette & Woods (KBW) 50 Bank Index for the last five years. The KBW 50 Bank Index is composed of the nation's top fifty banking companies and was introduced by KBW in 1993. It includes all money-center and most major regional banks and is designed to be representative of the price performance of the nation's largest banks. The graph assumes $100 invested on December 31, 1998 and quarterly reinvestment of dividends.

	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003
TRBS	100.00	117.94	148.40	175.68	250.86	291.40
S&P 500	100.00	120.97	109.95	96.94	75.57	97.21
KBW 50	100.00	96.23	115.51	110.74	102.95	138.01

TRANSACTIONS WITH MANAGEMENT AND OTHERS

        During 2003 as in prior years, Company officers and directors and their related parties have had banking transactions with Texas State Bank. All such transactions have been in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing for comparable transactions with others, and have not included more than the normal risk of collectibility or other unfavorable features.

        Texas State Bank, along with other banks in the Rio Grande Valley, sells credit life insurance for Texas State Life Reinsurance, Ltd. G. E. Roney, Chairman of the Board and Chief Executive Officer of the Company, owns thirty-three percent of Texas State Life Reinsurance, Ltd. Texas State Bank received $278,796 in commission fee income from the insurance company for the year ended December 31, 2003.

        Mr. Morris Atlas, a Director of the Company, is a partner in the law firm of Atlas & Hall L.L.P. His firm received fees for legal services rendered to the Company and its subsidiary during 2003 in the amount of $410,776, which exceeded 5% of his firm's gross revenues for 2003.

        On April 4, 2003, the Company purchased approximately 15.9 acres of land for $2.8 million from a partnership. The Chairman of the Board of the Company owns a 10 percent interest in the partnership. The property was purchased for development of an operations center and branch facility for the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires Company's directors and executive officers to file reports relating to their ownership and changes in ownership of Texas Regional common stock with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4 and 5 (and amendments) furnished to the Company with respect to the 2003 fiscal year and received through the date of this Proxy Statement and written representations from reporting persons that no Form 5 was required, the Company believes that no officer or director, with the exception of Frank N. Boggus, Douglas G. Bready, Danny L. Buttery and Jack H. Mayfield, Jr., has failed to report transactions in the Company's securities on a timely basis.

        Frank N. Boggus transferred 15,229 shares from indirect to direct ownership on July 28, 2003. The total number of shares beneficially owned by Mr. Boggus did not change. The Form 4 reporting the transfer was filed with the SEC on December 24, 2003 as soon as the error was discovered.

        Douglas G. Bready exercised 9,980 options on February 5, 2003. The Form 4 reporting the exercise of the options was not reported until February 10, 2003, three business days after the transaction date. In addition, Mr. Bready sold 1,000 shares on February 14, 2003. The Form 4 reporting the sale was not filed until February 19, 2003, three business days after the transaction took place.

        Danny L. Buttery exercised 19,555 shares on April 24, 2003. The Form 4 reporting the exercise of the options was not reported until June 6, 2003 as soon as the error was discovered.

        Jack H. Mayfield's original Form 3 filed on April 26, 2002 inadvertently included 32,859 shares owned and controlled by Mr. Mayfield's adult children, but in which Mr. Mayfield does not have any pecuniary interest. In addition, the original Form 3 inadvertently excluded 44,410 shares owned by two limited partnerships, one in which Mr. Mayfield owns a controlling interest, and one in which Mr. Mayfield owns a small non-controlling interest. The Form 4 reporting these errors was filed with the SEC on April 17, 2003.

ITEM 2—APPROVAL OF THE 2004 INCENTIVE STOCK OPTION PLAN

        On February 10, 2004, the Board of Directors adopted, subject to approval of the Company's shareholders, the 2004 Incentive Stock Option Plan (the "ISO Plan"). The ISO Plan is designed to provide a special incentive to selected key employees of the Company and its subsidiaries, by offering key employees an opportunity to purchase shares of the Class A Voting Common Stock of the Company. To date, no options have been granted under the ISO Plan.

Description of the Plan

        The ISO Plan is attached as Exhibit B to this Proxy Statement. The following summary of the ISO Plan is qualified in its entirety by reference to the full text of the ISO Plan. The aggregate number of shares which may be issued under options granted pursuant to the ISO Plan is 250,000 shares of Common Stock of the Company. The aggregate number of shares which may be issued under options granted pursuant to the ISO Plan is subject to adjustment, under appropriate circumstances, as provided in the ISO Plan.

        The ISO Plan is for the benefit of key employees of the Company and its subsidiaries. No options may be granted under the ISO Plan after ten years from the date of adoption of the ISO Plan, but options granted prior to that date may extend beyond that date. The stock to be issued pursuant to the ISO Plan may constitute an original issue of authorized shares or may consist of previously issued stock that has been reacquired by the Company.

        The ISO Plan is to be administered either by the Board of Directors or by a Stock Option Committee established by the Board. The Company's Stock Option and Compensation Committee has been designated as the Stock Option Committee for purposes of the ISO Plan.

        The Board or Committee shall select the key employees (including key employees who are directors) to whom options may be granted under the ISO Plan, and shall determine the number of shares to be covered by each option granted. Because future as well as present key employees are eligible to participate in the ISO Plan, an indeterminate number of employees are eligible to receive grant of options pursuant to the ISO Plan. The terms and provisions of options granted pursuant to the ISO Plan shall be set forth in an Option Agreement to be executed at the time the option is granted by the Company and the employee receiving the option.

        The purchase price of Common Stock which may be purchased under options granted pursuant to the ISO Plan shall be the fair market value of the stock as determined by the Board or the Committee at the time the options are granted, and may not thereafter be adjusted in the absence of an occurrence of certain specified events (such as stock dividends, stock splits, mergers or other business combination transactions). The exercise period of options granted under the ISO Plan, including any vesting schedule, will be set forth in the Option Agreement. The purchase price is to be paid at the time the option is exercised.

Certain Federal Income Tax Considerations

        The options granted under the ISO Plan are intended to qualify as "incentive stock options" which are given favorable income tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Provided that the limitations, requirements and procedures of Section 422 are followed, the grant and exercise of options will generally not result in taxable income to the employee or a tax deduction for the Company. If the limitations, requirements and procedures of Section 422 are not followed, the employee may be required to recognize compensation income and the Company may be entitled to a compensation expense deduction with respect to the exercise of an option granted pursuant to the ISO Plan.

The Board of Directors recommends a vote "FOR" approval of the Texas Regional Bancshares, Inc. 2004 Incentive Stock Option Plan. Proxies solicited hereby will be voted in favor of adoption of the ISO Plan unless the shareholder specifies otherwise.

ITEM 3—APPROVAL OF THE 2004 NONSTATUTORY STOCK OPTION PLAN

        Also on February 10, 2004, the Board of Directors adopted, subject to approval by the Company's shareholders, the 2004 Nonstatutory Stock Option Plan (the "NSO Plan"). Like the ISO Plan, the NSO

Plan is designed to provide a special incentive to selected key employees of the Company and its subsidiaries, by offering key employees an opportunity to purchase shares of the Class A Voting Common Stock of the Company. Because options granted under the NSO Plan are not intended to qualify for "incentive stock option" treatment for federal income tax purposes, certain restrictions applicable to options granted under the ISO Plan are not applicable to options granted under the NSO Plan. To date, no options have been granted under the NSO Plan.

Description of the Plan

        The NSO Plan is attached as Exhibit C to this Proxy Statement. The following summary of the NSO Plan is qualified in its entirety by reference to the full text of the NSO Plan. The aggregate number of shares which may be issued under options granted pursuant to the NSO Plan is also 250,000 shares of Common Stock of the Company, and the aggregate number of shares which may be issued under options granted pursuant to the NSO Plan is also subject to adjustment, under appropriate circumstances, as provided in the NSO Plan.

        The NSO Plan is also for the benefit of key employees of the Company and its subsidiaries. No options may be granted under the NSO Plan after ten years from the date of adoption of the NSO Plan, but options granted prior to that date may extend beyond that date. The stock to be issued pursuant to the NSO Plan may constitute an original issue of authorized shares or may consist of previously issued stock that has been reacquired by the Company.

        The NSO Plan is also to be administered either by the Board of Directors or by a Stock Option Committee established by the Board. The Company's Stock Option and Compensation Committee has also been designated as the Stock Option Committee for purposes of the NSO Plan.

        The Board or Committee shall select the key employees (including key employees who are directors) to whom options may be granted under the NSO Plan, and shall determine the number of shares to be covered by each option granted. Because future as well as present key employees are eligible to participate in the NSO Plan, an indeterminate number of employees are eligible to receive grant of options pursuant to the NSO Plan. The terms and provisions of options granted pursuant to the NSO Plan shall be set forth in an Option Agreement to be executed at the time the option is granted by the Company and the employee receiving the option.

        The purchase price of Common Stock which may be purchased under options granted pursuant to the NSO Plan shall be the fair market value of the stock as determined by the Board or the Committee at the time the options are granted and may not thereafter be adjusted in the absence of an occurrence of certain specified events (such as stock dividends, stock splits, mergers or other business combination transactions). The exercise period of options granted under the NSO Plan, including any vesting schedule, will be set forth in the Option Agreement. The purchase price is to be paid at the time the option is exercised.

Certain Federal Income Tax Considerations

        Because the options granted under the NSO Plan are not intended to qualify as "incentive stock options" the employee to whom options are granted under the NSO Plan will not be entitled to the favorable income tax treatment provided by Section 422 of the Internal Revenue Code of 1986, as amended. Because options granted under the NSO Plan are, according to the Plan, to be granted at fair market value, it is not expected that an employee will incur federal income tax liability with respect to the grant of an option under the NSO Plan. However, if the fair market value of the stock at the date of an employee's exercise of an option granted under the NSO Plan exceeds the exercise price, the employee will in most cases be required to recognize compensation income based on the difference between the fair market value at date of exercise and the exercise price. Under those circumstances, the Company may be entitled to a compensation expense deduction.

The Board of Directors recommends a vote "FOR" approval of the Texas Regional Bancshares, Inc. 2004 Nonstatutory Stock Option Plan. Proxies solicited hereby will be voted in favor of adoption of the NSO Plan unless the shareholder specifies otherwise.

ITEM 4—APPROVAL OF
EXECUTIVE INCENTIVE COMPENSATION PLAN

Background

        Section 162(m) of the Internal Revenue Code disallows federal income tax deductions for certain compensation in excess of $1 million per year paid to each of the Company's chief executive officer and its four other most highly compensated executive officers (collectively, "Covered Employees"). Compensation that qualifies as "other performance-based compensation" is not subject to the $1,000,000 limit. One of the conditions necessary to qualify certain incentive awards as "other performance-based compensation" is that the plan pursuant to which such awards are made, including the material terms of the performance goals under which the compensation is paid, must be disclosed to and approved by the shareholders before the incentive compensation is paid. The material terms of the performance goals that must be approved by shareholders under Section 162(m) include: the employees eligible to receive the performance-based compensation, the business criteria on which each performance goal is based, and the maximum amount that could be paid to any employee. Stock option plans that meet certain requirements, including approval by the shareholders, are considered "other performance-based compensation."

        Prior to 2003, the Company had no executive officer whose compensation (excluding stock options) was near the Section 162(m) threshold. Beginning in 2003, as the Chief Executive Officer's compensation approached $1,000,000, the Stock Option and Compensation Committee considered the development of an appropriate incentive compensation plan for presentation to the shareholders.

The Executive Incentive Compensation Plan

        The following discussion of the Executive Incentive Compensation Plan is qualified in its entirety by reference to the full text of the Executive Incentive Compensation Plan attached as Exhibit D.

        After due consideration, the Stock Option and Compensation Committee of the Company approved the Texas Regional Bancshares, Inc. Executive Incentive Compensation Plan, attached as Exhibit D (the "Executive Incentive Compensation Plan"). The Executive Incentive Compensation Plan is structured to meet the Section 162(m) requirements under which cash awards of incentive compensation may be granted. The Committee recommended to the Board of Directors that the Plan be presented to the shareholders for approval. In so doing, the Committee has concluded that the adoption and implementation of the Plan is advisable in order for the Company to have the ability to continue to attract, retain and motivate key employees and to permit the Company to continue to deduct for tax purposes compensation paid to Covered Employees under awards that qualify as performance-based compensation.

        On recommendation of the Stock Option and Compensation Committee, the Board of Directors approved the Executive Incentive Compensation Plan, and directed the presentation of the Plan to the shareholders for their consideration and approval.

        Administration of the Plan.    The Executive Incentive Compensation Plan will be administered by the Stock Option and Compensation Committee, which at all times will be composed of two or more members of the Board of Directors who meet the requirements of being independent directors of the Company. The Committee will have all powers and authority to make grants and administer the Plan, determine persons to be granted awards under the Plan, determine the time when awards will be granted, to determine whether objectives and conditions for earning awards have been met, to determine when awards will be paid, and to determine whether an award or payment of an award should be reduced or eliminated. The

Committee has the power and authority under the Executive Incentive Compensation Plan to administer the Plan, determine rules and make interpretations.

        Eligible Employees.    The Executive Incentive Compensation Plan permits the payment of incentive bonuses to the Company's Chief Executive Officer and other senior executive officers of the Company. To date, the only officer of the Company whose compensation is approaching the Section 162(m) limitation is the Chief Executive Officer. If approved by the Company's shareholders, it is anticipated that the first award under the Executive Incentive Compensation Plan will be made to the Company's Chief Executive Officer.

        Criteria.    The Performance Goals related to an award made, and the total dollar amount of the proposed incentive payment, must be established by the Compensation Committee prior to the completion of 25% of the Incentive Period. Incentive payments will be paid in cash at such time or times as may be determined by the Committee. No payment may be made unless at least one of the return targets is met. The awards may be paid by either the Company or any subsidiary of the Company.

        The Executive Incentive Compensation Plan authorizes the Compensation Committee to determine the Performance Goals applicable to an incentive period, which may be based on one or more of the following: amount of annual earnings, amount or percentage of annual earnings growth, amount of quarterly earnings, amount or percentage of quarterly earnings growth, earnings growth as compared to comparable prior period (whether composed of one or several quarterly earnings periods), basic earnings per share, increase in basic earnings per share, fully diluted earnings per share, increase in fully diluted earnings per share, total assets, increase in total assets, amount or percentage of return on average total assets, total equity, amount or percentage of return on total shareholders' equity, return on average shareholders' equity, stock price (threshold) and increase in stock price, in each case with or without the exclusion of unusual or extraordinary items.

        The Stock Option and Compensation Committee shall also determine the target threshold, in terms of either minimum performance or minimum change, and whether dollar amount or percentage, and whether any unusual or extraordinary items are to be included or excluded from such compensation. The Committee also has the discretion to reduce or eliminate any award that would be otherwise paid.

        Maximum Amount.    No individual participant may receive more than a maximum of 2.5% of the total income before income taxes of the Company for the year, as an award under the Plan in any calendar year.

        Amendment or Termination.    The Committee has the authority to amend or terminate the Executive Incentive Compensation Plan, but no such action may adversely affect any rights or obligations with respect to any awards theretofore made under the Plan. Unless the shareholders have first approved it, no amendment of the Plan shall be effective which would increase the maximum amount which can be paid to any one participant under the Plan, which would change the specified performance goal for payment, or which would modify the requirements for eligibility for participation in the Plan. No award shall be made under the Plan after December 31, 2008.

The Board of Directors recommends a vote "FOR" approval of the Executive Incentive Compensation Plan, including the performance goals established by the Executive Incentive Compensation Plan. Proxies solicited hereby which are returned will be voted in favor of the approval of the Executive Incentive Compensation Plan, unless shareholder specifies otherwise.

ITEM 5—RATIFICATION OF INDEPENDENT AUDITORS

        The Company has appointed KPMG LLP as its independent auditors to perform the audit of the Company's consolidated financial statements for fiscal year 2004. KPMG LLP has audited the Company's consolidated financial statements since 1988. Services provided to the Company by KPMG LLP in fiscal 2003 have included the audit of the Company's consolidated financial statements, limited reviews of the

Company's quarterly reports, audit of the financial statements of the Company's KSOP Plan and Trust, FHLB agreed-upon procedures, review of the Company's data center operations and consultation on various tax and accounting issues, including rendering of tax opinions and auditors' consents in connection with acquisitions.

        The Board of Directors expects that representatives of KPMG LLP will be present at the annual meeting, will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

The Board of Directors recommends a vote "FOR" ratification of the appointment of KPMG LLP as the Company's independent auditors for 2004.

        In the event the shareholders do not ratify the appointment of KPMG LLP as the principal auditors of the Company, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

        Shareholders interested in submitting a proposal for inclusion in the Company's proxy materials for the 2005 Annual Meeting of Shareholders must submit the proposal to the Company no later than November 21, 2004. Any shareholder proposal must comply with Rule 14a-8 of the Securities and Exchange Commission and any other applicable requirements of the Securities and Exchange Commission.

OTHER BUSINESS

        By execution of the proxy, each shareholder also confers discretionary authority to vote on matters incident to the conduct of the meeting. It is anticipated that approval of the minutes of the 2003 Annual Meeting of the Shareholders will be considered, although approval of the minutes will not constitute approval or disapproval of the matters referred to in the minutes.

        The Board of Directors does not know of any other matters likely to be brought before the meeting for action. However, if any matters do properly come before the meeting, the enclosed proxy grants authority to vote on the matter in accordance with the judgment of the persons voting the proxy.

FORM 10-K

        Upon written request, the Company will furnish, without charge, a copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2003, to each person whose proxy is being solicited. Applicable rules require that Form 10-K, which includes the consolidated financial statements, be filed by the Company with the Securities and Exchange Commission. Requests for copies of the Company's annual report on Form 10-K must be in writing and should be directed to Janie S. Moran, Controller and Assistant Secretary of Texas Regional Bancshares, Inc., P.O. Box 5910, McAllen, Texas 78502-5910.

By Order of the Board of Directors,

CAROLYN JOYNER First Vice President, Secretary & Treasurer

March 19, 2004

Exhibit A

TEXAS REGIONAL BANCSHARES, INC. AUDIT COMMITTEE CHARTER
(Adopted by the Board of Directors at a meeting held on May 13, 2003)

Purpose

        The Audit Committee is appointed by the Board of Directors of Texas Regional Bancshares, Inc. (the "Company") to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

        The Audit Committee also functions as the Audit Committee of the Board of Directors of the Company's subsidiary, Texas State Bank (the "Bank"). References to the Company in this Charter also include the Bank and all other direct and indirect subsidiaries of the Company.

Committee Membership

        The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of The Nasdaq Stock Market, Inc. ("NASDAQ"), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission"). At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Commission, or the Audit Committee shall recommend that required disclosures of the reason that there is no "audit committee financial expert" on the Audit Committee is included in the Company's annual proxy statement. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

        The Board on the recommendation of the Nominating Committee shall appoint the members of the Audit Committee. Audit Committee members may be replaced by the Board.

Meetings

        The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

        The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

        The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the

Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee for ratification.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

        The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

        The Audit Committee shall prepare the report required by the rules of the Commission to be included in the Company's annual proxy statement.

        The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.
Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2.
Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3.
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4.
Review and discuss with the independent auditors:

a.
All critical accounting policies and practices to be used.

b.
All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c.
Other material written communications between the independent auditor and management, such as any management letters or schedule of unadjusted differences.

5.
Discuss with management the Company's earnings press releases, including the use, and disclosures required, if any "pro forma" or "adjusted" non-GAAP information is presented or proposed, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made) or by reference to specific disclosures or proposed disclosures, as determined by the Audit Committee.

6.
Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

7.
Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

8.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.
Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

1.
Review and evaluate the lead partner of the independent auditor team.

2.
Evaluate whether the independent auditor is meeting applicable requirements related to the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

3.
Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

4.
Receive information from the independent auditor concerning, and discuss with the national office of the independent auditor as appropriate, issues on which the national office was consulted by the Company's audit team and matters of audit quality and consistency.

5.
Meet with the independent auditor before the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

1.
Review the appointment and replacement of the senior internal auditing executive.

2.
Review the significant reports to management prepared by the internal auditing department and management's responses.

3.
Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

1.
Obtain from the independent auditor assurance that Section 10A(b)(2) of the Exchange Act has not been implicated.

2.
Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's code of ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's code of ethics.

3.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential,

  anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

4.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

5.
Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Exhibit B

TEXAS REGIONAL BANCSHARES, INC.

2004 INCENTIVE STOCK OPTION PLAN

        Texas Regional Bancshares, Inc., a Texas corporation (hereinafter called the "Corporation") believes that allowing certain key employees to obtain shares of the Class A Voting Common Stock of the Corporation through the use of stock options hereinafter provided for will be beneficial to the initial and continued success of the Corporation. In furtherance of the foregoing, the Corporation hereby establishes the Texas Regional Bancshares, Inc. 2004 Incentive Stock Option Plan (the "Plan").

        1.    Purpose.    The purpose of the Plan is to secure for the Corporation and its stockholders the benefits which flow from providing key employees of the Corporation and its subsidiaries with the incentive inherent in common stock ownership. It is generally recognized that stock option plans aid in retaining competent employees and furnish a device to attract employees of exceptional ability to the Corporation because of the opportunity offered to acquire a proprietary interest in the business. For purposes of the Plan, a subsidiary is any corporation in which the Corporation owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or over which the Corporation has effective operating control. The Corporation intends that any stock option granted or exercised under this Plan qualify as an "incentive stock option" which is given favorable income tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended from time to time, and pertinent regulations.

        2.    Amount of Stock.

          (a)   The total number of shares of Class A Voting Common Stock to be subject to options granted pursuant to the Plan shall not exceed Two Hundred Fifty Thousand (250,000) shares of the Corporation's Class A Voting Common Stock (hereinafter referred to as the "Common Stock" or the "Stock") each having a par value of $1.00.

          (b)   In the event of (i) stock dividends, stock splits, or subdivisions, combinations or reclassifications of the Stock, or (ii) the merger or consolidation of the Corporation with any other business entity, the sale of all or substantially all of the Corporation's assets, the liquidation or dissolution the Corporation, or any other form of corporate reorganization or other similar capital change, the number and kind of shares of stock of the Corporation described in the Plan or to be granted under the Plan, the number and kind of shares of stock of the Corporation subject to options then outstanding under the Plan, the maximum number of shares for which options may be issued under the Plan, the option price and other relevant provisions shall be appropriately adjusted. The determination of the Board of Directors, or the Committee appointed by the Board as herein provided, as to any dispute related to adjustments shall be binding on all persons.

          (c)   In the event that options granted under this Plan shall expire, terminate unexercised or otherwise lapse without being exercised in whole or in part, the shares covered by the unexercised portion of the expired, terminated or lapsed options shall be available for future grants under the Plan, within the limits herein described.

          (d)   The stock to be issued under the Plan may constitute an original issue of authorized stock or may consist of previously issued stock acquired by the Corporation, as shall be determined by the Board or the Committee.

        3.    Stock Option Committee.    The Board of Directors of the Corporation (the "Board") shall from time to time appoint a Stock Option Committee (the "Committee") to serve under this Plan. The Committee shall consist of either:

  (i)
  Three or more directors, none of whom are, on the date selected for the Committee, and for one year prior thereto, eligible for selection under the Plan, any other plan of the Corporation or any affiliate of the Corporation to acquire stock, stock options or stock appreciation rights of the Corporation or any of its affiliates, and who otherwise meet the definition of a "Non-Employee Director for purposes of Rule 16b-3(d)(1) as promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; or

  (ii)
  The entire Board of Directors of the Corporation, so long as a majority of the Board and a majority of the Directors acting as members of the Committee are not, at the time of selection for the Committee, and for one year prior thereto, eligible for selection under the Plan, any other plan of the Corporation or any affiliate of the Corporation to acquire stock, stock options or stock appreciation rights of the Corporation or any of its affiliates.

        A person serving on the Committee shall not be considered as being eligible to acquire stock, stock options, or stock appreciation rights if such eligibility is under the terms of an employee benefit plan of the Corporation which is open to all employees of the Corporation and the eligibility and allocation criteria are fixed and uniform for all employees.

        Persons serving on the Committee may receive options if such options being granted to any such person are subject to shareholder approval and are independent of any type of plan.

        The Committee shall have authority, consistent with the Plan:

          (a)   to determine which of the key employees of the Corporation and its subsidiaries shall be granted options;

          (b)   to determine the time or times when options shall be granted and the number of shares of Common Stock to be subject to each option;

          (c)   to determine the option price of the shares subject to each option and the method of payment of such price;

          (d)   to determine the time or times when each option becomes exercisable and the duration of the exercise period, subject to the limitations contained in Paragraph 6(b);

          (e)   to prescribe the form or forms of the instruments evidencing any options granted under the Plan and of any other instruments required under the Plan and to change such forms from time to time;

          (f)    to adopt, amend and rescind rules and regulations for the administration of the Plan and the options and for its own acts and proceedings;

          (g)   to decide all questions and settle all controversies and disputes which may arise in connection with the Plan; and

          (h)   to take other actions permitted of the Committee by this Plan, authority hereafter granted by the Board or as permitted by law.

All decisions, determinations and interpretations of the Committee shall be final and binding on all parties concerned.

        4.    Eligibility and Participation.    Options may be granted pursuant to the Plan to employees of the Corporation and any parent or subsidiary of the Corporation (hereinafter sometimes called "employee" or "employees"); provided that no option may be granted under the Plan to an employee who, immediately before or at the time such option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the employer corporation or of any parent or subsidiary corporation. For the purposes of the preceding sentence: (a) the employee shall be considered as owning the stock owned directly or indirectly by or for himself, the stock which the employee may purchase under outstanding options, and the stock owned, directly or indirectly, by or for his brothers and sisters (whether of the whole or half blood), spouse, ancestors, and lineal descendants; and (b) stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

        From time to time the Committee shall select the employees to whom options may be granted by the Board and shall determine the number of shares to be covered by each option so granted. Future as well as present employees (including employees who are directors) shall be eligible to participate in the Plan. If the entire Board constitutes the Committee, then members of the Committee that are otherwise eligible to participate in the Plan shall be allowed to participate in the Plan, provided that such eligible members constitute a minority of the Board, and provided further, that any individual member of the Committee allowed to participate will be prohibited from voting upon or in any way influencing the other members of the Committee in designating such individual member as a recipient of option grants or in exercising any other discretion granted to the Committee regarding the option grants to such individual member. If the Committee is appointed under the terms of subparagraph (i) of Section 3 hereof, then members of the Committee (including those who are key employees of the Corporation or a subsidiary corporation of the Corporation) shall not be eligible to participate in the Plan.

        The adoption of the Plan does not confer upon any employee of the Corporation or a subsidiary any right to continue employment with the Corporation or a subsidiary, as the case may be, nor does it interfere in any way with the right of the Corporation or a subsidiary to terminate the employment of any of its employees at any time.

        5.    Option Agreement.    The terms and provisions of options granted pursuant to the Plan shall be set forth in agreements (which need not be identical) in such form and containing such provisions as are consistent with this Plan as the Board or the Committee may from time to time approve (individually an "Option Agreement" and collectively the "Option Agreements"). An Option Agreement may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the terms and conditions herein provided.

        6.    Price.    The purchase price per share of Common Stock purchasable under options granted pursuant to the Plan shall be an amount equal to one hundred percent (100%) of the fair market value of the stock, as determined by the Board or the Committee, at the time the options are granted. The full purchase price of shares purchased shall be paid upon exercise of the option in the manner and by the means set forth in the employee's Option Agreement. The consideration shall be paid either in cash, by check, or for such other consideration as the Board or Committee may approve. Under certain circumstances the purchase price per share shall be subject to adjustment as referred to in Section 11 or 13 of this Plan and as described in the Option Agreement executed pursuant to a grant under this Plan; however, the price per share of Common Stock purchasable under options granted pursuant to the Plan shall not be subject to adjustment after the date of grant in the absence of the occurrence of an event described in Section 11 or 13.

        7.    Exercise Period.    The right to purchase any Common Stock pursuant to the exercise of an option granted under this Plan may be either cumulative or non-cumulative, as determined by the Board or the Committee. Any Common Stock purchasable pursuant to the exercise of an option granted under this Plan will be purchasable in accordance with the schedule set forth in the Option Agreement between the Corporation and the employee receiving the option, subject to any other limitation provided in this Plan or in the employee's Option Agreement. A person electing to exercise an option shall give notice as described in his or her Option Agreement, such notice to be accompanied by such instruments or documents as may be required by the Option Agreement and the Committee, and unless otherwise directed by the Committee, the employee shall at the time of exercise tender the purchase price of the shares he or she has elected to purchase. Unless otherwise provided in the particular Option Agreement, in the event the portion of Common Stock purchasable under the Option Agreement involves a fraction of a share, the amount purchasable at that time shall be rounded upward to the next complete share to allow the purchase of a complete share of Common Stock.

        8.    Option Period.    No option granted pursuant to the Plan shall be exercisable after the expiration of ten (10) years from the date the option is first granted. The expiration date for any option or portion thereof, which may be any period not in excess of ten (10) years following the date of grant of the option, shall be stated in the Option Agreement and is hereinafter called the "Expiration Date".

        Notwithstanding any other provision of this Plan, no option shall be granted under this Plan more than ten (10) years after the date this Plan is adopted by the Board, or the date this Plan is approved by the Common Stock stockholders, whichever is earlier.

        9.    Termination of Employment.    The Option Agreement may provide that:

          (a)   If, prior to the Expiration Date for any option granted hereunder, the employee shall for any reason whatever, other than (1) his permanent and total disability as defined in (c) below, or (2) his death, cease to be employed by the Corporation, or a parent or subsidiary corporation of the Corporation, then any unexercised portion of such option shall automatically terminate upon the date of such termination of employment.

          (b)   If, prior to the Expiration Date for any option granted hereunder, the employee shall die at a time when he had been employed by the Corporation, or a parent or subsidiary corporation of the Corporation, from the date of granting of such option until the date of his death, then the legal representatives of his estate or a legatee or legatees of the option shall have the right, for a period of three (3) months after his death, to purchase all or any part of the Stock subject to the option outstanding and unexpired as of his date of death.

          (c)   If, prior to the Expiration Date for any option granted hereunder, the employee shall cease to be employed by the Corporation, or a parent or subsidiary corporation of the Corporation, because he becomes permanently and totally disabled, as hereafter defined, and prior to such termination of employment by reason of disability the employee had been employed by the Corporation, or a parent or subsidiary of the Corporation, at all times since the date of the granting of such option, then such employee or his legal representative shall have the right, for a period of one (1) year from the date of such termination of employment by reason of disability, to exercise any right to purchase Stock pursuant to the option.

  An employee is "permanently and totally disabled" if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Such determination of permanent and total disability shall be made as allowable under Section 22, and applicable regulations, of the Internal Revenue Code of 1986, as amended, or any other applicable method necessary for the continued qualification of this Plan under Section 422 of the Internal Revenue Code. In the absence of any specific requirements for this determination, the decision of the Board or the Committee, as aided by any physicians they designate, shall be conclusive.

Nothing in (a), (b), or (c) shall extend the time for exercising any option granted pursuant to the Plan beyond the Expiration Date for the option. Any Option Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of Stock or a repurchase right with respect to Stock acquired pursuant to an Option Agreement executed pursuant to this Plan, and may also provide for such restrictions on the transferability of shares of Stock acquired pursuant to an Option Agreement executed pursuant to this Plan, that the Board or the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture or right of repurchase may include, but need not be limited to, the requirement that the optionee render substantial services to the Corporation or any subsidiary of the Corporation for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation.

        10.    Assignability.    The Option Agreement shall provide that the option granted thereby shall not be transferable or assignable by the employee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the employee shall be exercisable only by him or her.

        11.    Adjustments and Modifications.    The Option Agreement may contain such provisions as the Board or the Committee may approve concerning the effect upon the option granted thereby and upon the per share or per unit option price, of (i) stock dividends, stock splits, or subdivisions, combinations or reclassifications of the Stock, or (ii) the merger or consolidation of the Corporation with any other business entity, the sale of all or substantially all of the Corporation's assets, the liquidation or dissolution the Corporation, or any other form of corporate reorganization or other similar capital change. Subject to the terms and conditions and within the limitations of this Plan, the Board or Committee may modify, extend, or renew outstanding rights granted under this Plan, or accept the surrender of outstanding rights (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionee, alter or impair any rights of the optionee under the option.

        12.    Issuance Requirements.    The Corporation shall not be obligated to issue any shares unless and until, in the opinion of the Corporation's counsel, (i) all applicable laws and regulations have been complied with, (ii) in the event the Corporation's Common Stock is at the time listed upon any stock exchange or approved for trading on the Nasdaq Stock Market, the shares to be issued have been listed or trading shall otherwise be authorized upon official notice of issuance, and (iii) all other legal matters in connection with the issuance and delivery of shares shall have been approved by the Corporation's counsel. The participant shall take any action reasonably requested by the Corporation in connection therewith. Without limiting the generality of the foregoing, the Corporation may require from the participant such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the participant agree that any sale of the shares will be made only in such manner permitted by law. A legend to this effect may be affixed to the certificates evidencing such shares. A participant shall have the rights of a stockholder only as to shares actually acquired by him under the Plan.

        13.    Corporate Merger, Consolidation, Reorganization, etc.

          (a)   In the event of a dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, any outstanding options hereunder may be terminated by the Corporation as of the effective date of such dissolution, liquidation, merger or consolidation by giving notice to each holder thereof or his or her personal representative of its intention to do so and by permitting the exercise during a period of not more than a specified number of days determined by the Board next preceding such effective date, or the Expiration Date, whichever is earlier, of all of such outstanding options in whole or in part without regard to the provisions of Section 7 hereof. Subject to the preceding sentence, if the Corporation is reorganized or merged or consolidated with another corporation, while unexercised options are outstanding under the Plan, and the Corporation is not the surviving corporation, there shall be substituted for the Common Stock subject to the unexercised and outstanding options an appropriate number of shares of each class of stock or other securities of the reorganized or merged or consolidated corporation which were distributed to shareholders of the Corporation in respect of the Common Stock. Such substitution may be accomplished by the assumption of such options by the surviving corporation or the substitution for the old options of new options by the surviving corporation.

          (b)   The existence of the Plan and any options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization, reclassification or other change in the Company's capital structure or its business, any merger, consolidation or separation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

        14.    Amendment of the Plan.    The Board of Directors of the Corporation may from time to time alter, amend, suspend or discontinue the Plan and make rules for its administration, except that the Board shall not amend the Plan in any manner which would have the effect of preventing options issued under the Plan from being "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986 (as amended).

        15.    Options Discretionary.    The granting of options under the Plan shall be entirely discretionary and nothing in the Plan shall be deemed to give any key employee any right to participate in the Plan or to receive options.

        16.    Stockholder Approval.    The Plan will be submitted to the Common Stock stockholders of the Corporation within twelve (12) months of the date of the adoption of the Plan by the Board.

        17.    Termination of Plan.    This Plan shall terminate ten (10) years after its approval by the Common Stock stockholders or adoption by the Board, whichever is earlier. Any option outstanding under this Plan at the time of its termination shall remain in effect until the option shall have been exercised or the Expiration Date, whichever is earlier.

        18.    Replacement Options.    The Corporation may grant options under the Plan on terms differing from those provided for in this Plan where such options are granted in substitution for options held by employees of other corporations who have become employees of the Corporation or a subsidiary as the result of a merger, consolidation or other reorganization of the employing corporation with the Corporation or subsidiary, or the acquisition by the Corporation or a subsidiary of the business, property or stock of the employing corporation. The Committee may direct that the substitute options be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

        19.    Adoption of Plan by Board.    The undersigned hereby certifies that this Plan is the true and correct 2004 Texas Regional Bancshares, Inc., Incentive Stock Option Plan of the Corporation voted upon and adopted at a meeting of the Board of Directors duly held on the 10th day of February, 2004.

Exhibit C

TEXAS REGIONAL BANCSHARES, INC.

2004 NONSTATUTORY STOCK OPTION PLAN

        Texas Regional Bancshares, Inc., a Texas corporation (hereinafter called the "Corporation") believes that allowing certain key employees to obtain shares of the Class A Voting Common Stock of the Corporation through the use of stock options hereinafter provided for will be beneficial to the initial and continued success of the Corporation. In furtherance of the foregoing, the Corporation hereby establishes the Texas Regional Bancshares, Inc. 2004 Nonstatutory Stock Option Plan (the "Plan").

        1.    Purpose.    The purpose of the Plan is to secure for the Corporation and its stockholders the benefits which flow from providing key employees of the Corporation and its subsidiaries with the incentive inherent in common stock ownership. It is generally recognized that stock option plans aid in retaining competent employees and furnish a device to attract employees of exceptional ability to the Corporation because of the opportunity offered to acquire a proprietary interest in the business. For purposes of the Plan, a subsidiary is any corporation in which the Corporation owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or over which the Corporation has effective operating control. The Corporation intends that stock options granted or exercised under this Plan not qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as amended from time to time, and pertinent regulations.

        2.    Amount of Stock.

          (a)   The total number of shares of Class A Voting Common Stock to be subject to options granted pursuant to the Plan shall not exceed Two Hundred Fifty Thousand (250,000) shares of the Corporation's Class A Voting Common Stock (hereinafter referred to as the "Common Stock" or the "Stock") each having a par value of $1.00.

          (b)   In the event of (i) stock dividends, stock splits, or subdivisions, combinations or reclassifications of the Stock, or (ii) the merger or consolidation of the Corporation with any other business entity, the sale of all or substantially all of the Corporation's assets, the liquidation or dissolution the Corporation, or any other form of corporate reorganization or other similar capital change, the number and kind of shares of stock of the Corporation described in the Plan or to be granted under the Plan, the number and kind of shares of stock of the Corporation subject to options then outstanding under the Plan, the maximum number of shares for which options may be issued under the Plan, the option price and other relevant provisions shall be appropriately adjusted. The determination of the Board of Directors, or the Committee appointed by the Board as herein provided, as to any dispute related to adjustments shall be binding on all persons.

          (c)   In the event that options granted under this Plan shall expire, terminate unexercised or otherwise lapse without being exercised in whole or in part, the shares covered by the unexercised portion of the expired, terminated or lapsed options shall be available for future grants under the Plan, within the limits herein described.

          (d)   The stock to be issued under the Plan may constitute an original issue of authorized stock or may consist of previously issued stock acquired by the Corporation, as shall be determined by the Board or the Committee.

        3.    Stock Option Committee.    The Board of Directors of the Corporation (the "Board") shall from time to time appoint a Stock Option Committee (the "Committee") to serve under this Plan. The Committee shall consist of either:

  (i)
  Three or more directors, none of whom are, on the date selected for the Committee, and for one year prior thereto, eligible for selection under the Plan, any other plan of the Corporation or any affiliate of the Corporation to acquire stock, stock options or stock appreciation rights of the Corporation or any of its affiliates, and who otherwise meet the definition of a "Non-Employee Director for purposes of Rule 16b-3(d)(1) as promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; or

  (ii)
  The entire Board of Directors of the Corporation, so long as a majority of the Board and a majority of the Directors acting as members of the Committee are not, at the time of selection for the Committee, and for one year prior thereto, eligible for selection under the Plan, any other plan of the Corporation or any affiliate of the Corporation to acquire stock, stock options or stock appreciation rights of the Corporation or any of its affiliates.

        A person serving on the Committee shall not be considered as being eligible to acquire stock, stock options, or stock appreciation rights if such eligibility is under the terms of an employee benefit plan of the Corporation which is open to all employees of the Corporation and the eligibility and allocation criteria are fixed and uniform for all employees.

        Persons serving on the Committee may receive options if such options being granted to any such person are subject to shareholder approval and are independent of any type of plan.

        The Committee shall have authority, consistent with the Plan:

          (a)   to determine which of the key employees of the Corporation and its subsidiaries shall be granted options;

          (b)   to determine the time or times when options shall be granted and the number of shares of Common Stock to be subject to each option;

          (c)   to determine the option price of the shares subject to each option and the method of payment of such price;

          (d)   to determine the time or times when each option becomes exercisable and the duration of the exercise period, subject to the limitations contained in Paragraph 6(b);

          (e)   to prescribe the form or forms of the instruments evidencing any options granted under the Plan and of any other instruments required under the Plan and to change such forms from time to time;

          (f)    to adopt, amend and rescind rules and regulations for the administration of the Plan and the options and for its own acts and proceedings;

          (g)   to decide all questions and settle all controversies and disputes which may arise in connection with the Plan; and

          (h)   to take other actions permitted of the Committee by this Plan, authority hereafter granted by the Board or as permitted by law.

All decisions, determinations and interpretations of the Committee shall be final and binding on all parties concerned.

        4.    Eligibility and Participation.    Options may be granted pursuant to the Plan to employees of the Corporation and any parent or subsidiary of the Corporation (hereinafter sometimes called an "employee" or collectively the "employees").

        From time to time the Committee shall select the employees to whom options may be granted by the Board and shall determine the number of shares to be covered by each option so granted. Future as well as present employees (including employees who are directors) shall be eligible to participate in the Plan. If the entire Board constitutes the Committee, then members of the Committee that are otherwise eligible to participate in the Plan shall be allowed to participate in the Plan, provided that such eligible members constitute a minority of the Board, and provided further, that any individual member of the Committee allowed to participate will be prohibited from voting upon or in any way influencing the other members of the Committee in designating such individual member as a recipient of option grants or in exercising any other discretion granted to the Committee regarding the option grants to such individual member. If the Committee is appointed under the terms of subparagraph (i) of Section 3 hereof, then members of the Committee (including those who are key employees of the Corporation or a subsidiary corporation of the Corporation) shall not be eligible to participate in the Plan.

        The adoption of the Plan does not confer upon any employee of the Corporation or a subsidiary any right to continue employment with the Corporation or a subsidiary, as the case may be, nor does it interfere in any way with the right of the Corporation or a subsidiary to terminate the employment of any of its employees at any time.

        5.    Option Agreement.    The terms and provisions of options granted pursuant to the Plan shall be set forth in agreements (which need not be identical) in such form and containing such provisions as are consistent with this Plan as the Board or the Committee may from time to time approve (individually an "Option Agreement" and collectively the "Option Agreements"). An Option Agreement may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the terms and conditions herein provided.

        6.    Price.    The purchase price per share of Common Stock purchasable under options granted pursuant to the Plan shall be an amount equal to one hundred percent (100%) of the fair market value of the stock, as determined by the Board or the Committee, at the time the options are granted. The full purchase price of shares purchased shall be paid upon exercise of the option in the manner and by the means set forth in the employee's Option Agreement. The consideration shall be paid either in cash, by check, or for such other consideration as the Board or Committee may approve. Under certain circumstances the purchase price per share shall be subject to adjustment as referred to in Section 11 or 13 of this Plan and as described in the Option Agreement executed pursuant to a grant under this Plan; however, the price per share of Common Stock purchasable under options granted pursuant to the Plan shall not be subject to adjustment after the date of grant in the absence of the occurrence of an event described in Section 11 or 13.

        7.    Exercise Period.    The right to purchase any Common Stock pursuant to the exercise of an option granted under this Plan may be either cumulative or non-cumulative, as determined by the Board or the Committee. Any Common Stock purchasable pursuant to the exercise of an option granted under this Plan will be purchasable in accordance with the schedule set forth in the Option Agreement between the Corporation and the employee receiving the option, subject to any other limitation provided in this Plan or in the employee's Option Agreement. A person electing to exercise an option shall give notice as described in his or her Option Agreement, such notice to be accompanied by such instruments or documents as may be required by the Option Agreement and the Committee, and unless otherwise directed by the Committee, the employee shall at the time of exercise tender the purchase price of the shares he or she has elected to purchase. Unless otherwise provided in the particular Option Agreement, in the event the portion of Common Stock purchasable under the Option Agreement involves a fraction of a share, the amount purchasable at that time shall be rounded upward to the next complete share to allow the purchase of a complete share of Common Stock.

        8.    Option Period.    No option granted pursuant to the Plan shall be exercisable after the expiration of ten (10) years from the date the option is first granted. The expiration date for any option or portion thereof, which may be any period not in excess of ten (10) years following the date of grant of the option, shall be stated in the Option Agreement and is hereinafter called the "Expiration Date".

        Notwithstanding any other provision of this Plan, no option shall be granted under this Plan more than ten (10) years after the date this Plan is adopted by the Board, or the date this Plan is approved by the Common Stock stockholders, whichever is earlier.

        9.    Termination of Employment.    The Option Agreement may provide that:

          (a)   If, prior to the Expiration Date for any option granted hereunder, the employee shall for any reason whatever, other than (1) his permanent and total disability as defined in (c) below, or (2) his death, cease to be employed by the Corporation, or a parent or subsidiary corporation of the Corporation, then any unexercised portion of such option shall automatically terminate upon the date of such termination of employment.

          (b)   If, prior to the Expiration Date for any option granted hereunder, the employee shall die at a time when he had been employed by the Corporation, or a parent or subsidiary corporation of the Corporation, from the date of granting of such option until the date of his death, then the legal representatives of his estate or a legatee or legatees of the option shall have the right, for a period of three (3) months after his death, to purchase all or any part of the Stock subject to the option outstanding and unexpired as of his date of death.

          (c)   If, prior to the Expiration Date for any option granted hereunder, the employee shall cease to be employed by the Corporation, or a parent or subsidiary corporation of the Corporation, because he becomes permanently and totally disabled, as hereafter defined, and prior to such termination of employment by reason of disability the employee had been employed by the Corporation, or a parent or subsidiary of the Corporation, at all times since the date of the granting of such option, then such employee or his legal representative shall have the right, for a period of one (1) year from the date of such termination of employment by reason of disability, to exercise any right to purchase Stock pursuant to the option.

  An employee is "permanently and totally disabled" if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Such determination of permanent and total disability shall be made as allowable under Section 22, and applicable regulations, of the Internal Revenue Code of 1986, as amended, or any other applicable method necessary for the continued qualification of this Plan under Section 422 of the Internal Revenue Code. In the absence of any specific requirements for this determination, the decision of the Board or the Committee, as aided by any physicians they designate, shall be conclusive.

Nothing in (a), (b), or (c) shall extend the time for exercising any option granted pursuant to the Plan beyond the Expiration Date for the option. Any Option Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of Stock or a repurchase right with respect to Stock acquired pursuant to an Option Agreement executed pursuant to this Plan, and may also provide for such restrictions on the transferability of shares of Stock acquired pursuant to an Option Agreement executed pursuant to this Plan, that the Board or the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture or right of repurchase may include, but need not be limited to, the requirement that the optionee render substantial services to the Corporation or any subsidiary of the Corporation for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation.

        10.    Assignability.    The Option Agreement shall provide that the option granted thereby shall not be transferable or assignable by the employee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the employee shall be exercisable only by him or her.

        11.    Adjustments and Modifications.    The Option Agreement may contain such provisions as the Board or the Committee may approve concerning the effect upon the option granted thereby and upon the per share or per unit option price, of (i) stock dividends, stock splits, or subdivisions, combinations or reclassifications of the Stock, or (ii) the merger or consolidation of the Corporation with any other business entity, the sale of all or substantially all of the Corporation's assets, the liquidation or dissolution the Corporation, or any other form of corporate reorganization or other similar capital change. Subject to the terms and conditions and within the limitations of this Plan, the Board or Committee may modify, extend, or renew outstanding rights granted under this Plan, or accept the surrender of outstanding rights (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionee, alter or impair any rights of the optionee under the option.

        12.    Issuance Requirements.    The Corporation shall not be obligated to issue any shares unless and until, in the opinion of the Corporation's counsel, (i) all applicable laws and regulations have been complied with, (ii) in the event the Corporation's Common Stock is at the time listed upon any stock exchange or approved for trading on the Nasdaq Stock Market, the shares to be issued have been listed or trading shall otherwise be authorized upon official notice of issuance, and (iii) all other legal matters in connection with the issuance and delivery of shares shall have been approved by the Corporation's counsel. The participant shall take any action reasonably requested by the Corporation in connection therewith. Without limiting the generality of the foregoing, the Corporation may require from the participant such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the participant agree that any sale of the shares will be made only in such manner permitted by law. A legend to this effect may be affixed to the certificates evidencing such shares. A participant shall have the rights of a stockholder only as to shares actually acquired by him under the Plan.

        13.    Corporate Merger, Consolidation, Reorganization, etc.

          (a)   In the event of a dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, any outstanding options hereunder may be terminated by the Corporation as of the effective date of such dissolution, liquidation, merger or consolidation by giving notice to each holder thereof or his or her personal representative of its intention to do so and by permitting the exercise during a period of not more than a specified number of days determined by the Board next preceding such effective date, or the Expiration Date, whichever is earlier, of all of such outstanding options in whole or in part without regard to the provisions of Section 7 hereof. Subject to the preceding sentence, if the Corporation is reorganized or merged or consolidated with another corporation, while unexercised options are outstanding under the Plan, and the Corporation is not the surviving corporation, there shall be substituted for the Common Stock subject to the unexercised and outstanding options an appropriate number of shares of each class of stock or other securities of the reorganized or merged or consolidated corporation which were distributed to shareholders of the Corporation in respect of the Common Stock. Such substitution may be accomplished by the assumption of such options by the surviving corporation or the substitution for the old options of new options by the surviving corporation.

          (b)   The existence of the Plan and any options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization, reclassification or other change in the Company's capital structure or its business, any merger, consolidation or separation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

        14.    Amendment of the Plan.    The Board of Directors of the Corporation may from time to time alter, amend, suspend or discontinue the Plan and make rules for its administration.

        15.    Options Discretionary.    The granting of options under the Plan shall be entirely discretionary and nothing in the Plan shall be deemed to give any key employee any right to participate in the Plan or to receive options.

        16.    Stockholder Approval.    The Plan will be submitted to the Common Stock stockholders of the Corporation within twelve (12) months of the date of the adoption of the Plan by the Board.

        17.    Termination of Plan.    This Plan shall terminate ten (10) years after its approval by the Common Stock stockholders or adoption by the Board, whichever is earlier. Any option outstanding under this Plan at the time of its termination shall remain in effect until the option shall have been exercised or the Expiration Date, whichever is earlier.

        18.    Replacement Options.    The Corporation may grant options under the Plan on terms differing from those provided for in this Plan where such options are granted in substitution for options held by employees of other corporations who have become employees of the Corporation or a subsidiary as the result of a merger, consolidation or other reorganization of the employing corporation with the Corporation or subsidiary, or the acquisition by the Corporation or a subsidiary of the business, property or stock of the employing corporation. The Committee may direct that the substitute options be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

        19.    Adoption of Plan by Board.    The undersigned hereby certifies that this Plan is the true and correct 2004 Texas Regional Bancshares, Inc., Nonstatutory Stock Option Plan of the Corporation voted upon and adopted at a meeting of the Board of Directors duly held on the 10th day of February, 2004.

Exhibit D

TEXAS REGIONAL BANCSHARES, INC.
EXECUTIVE INCENTIVE COMPENSATION PLAN

        1.     Establishment. Texas Regional Bancshares, Inc. (the "Company") hereby establishes the Texas Regional Bancshares, Inc. Executive Incentive Compensation Plan (the "Plan").

        2.     Background. Section 162(m) of the Internal Revenue Code disallows federal income tax deductions for certain compensation in excess of $1 million per year paid to certain highly compensated executive officers of Texas Regional Bancshares, Inc. (the "Company"). Compensation that qualifies as "other performance-based compensation" is not subject to the $1,000,000 limit. One of the conditions necessary to qualify certain incentive awards as "other performance-based compensation" is that this Plan must be approved by the Texas Regional Bancshares, Inc. shareholders and every five years the material terms of the performance goals under which the awards are made must be disclosed to, and approved by, the shareholders before the incentive compensation is paid. The material terms of the performance goals that must be approved by the shareholders under Section 162(m) include the employees eligible to receive the performance-based compensation, a description of the business criteria on which each performance goal is based, and the maximum amount that could be paid to any individual employee to whom awards are made.

        3.     Purpose. The principal purpose of the Plan is to provide incentives and rewards to executive officers of the Company who have significant responsibility for the growth and success of the Company.

        4.     Administration of the Plan.

          (a)   This Plan shall be administered by the Stock Option and Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall at all times while this Plan is in effect be composed of two or more members of the Board of Directors who meet the requirement of being independent directors of the Company.

          (b)   The Committee shall have all of the powers and authority set forth in this Plan, and as otherwise required to make grants and otherwise administer this Plan. The powers of the Committee include the authority (within the limitations described herein) to select the persons to be granted awards under this Plan, to determine the time when awards will be granted, to determine whether objectives and conditions for earning awards have been met, to determine when awards will be paid (such as, by way of example only, at the end of the award period or deferred to a future date or conditioned upon a future event), and to determine whether an award or payment of an award should be reduced or eliminated.

          (c)   The Committee shall have full power and authority to administer and interpret this Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of this Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretations of this Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its shareholders and any person receiving an award under this Plan.

        5.     Eligibility. The persons eligible to receive awards under this Plan include the Chief Executive Officer and other senior executive officers of the Company.

        6.     Awards.

          (a)   Award Recipients. The senior executive officers of the Company to be granted incentive awards under this Plan shall be identified from time to time by the Committee.

          (b)   Performance Goals and Targets.

              (i)  There is hereby established for purposes of this Plan the following performance goals for purposes of determining eligibility to receive an award made under this Plan: amount of annual earnings, amount or percentage of annual earnings growth, amount of quarterly earnings, amount or percentage of quarterly earnings growth, earnings growth as compared to comparable prior period (whether composed of one or several quarterly earnings periods), basic earnings per share, increase in basic earnings per share, fully diluted earnings per share, increase in fully diluted earnings per share, total assets, increase in total assets, amount or percentage of return on average total assets, total equity, amount or percentage of return on total shareholders' equity, return on average shareholders' equity, stock price (threshold) and increase in stock price, in each case with or without the exclusion of unusual or extraordinary items. The Committee shall select one or more of these performance goals for purposes of determining the performance targets to be met for purposes of determining eligibility to receive an award under this Plan.

             (ii)  The Committee shall also determine the target threshold, in terms of either minimum performance or minimum change, and whether dollar amount or percentage, and whether any unusual or extraordinary items are to be included or excluded from such computation, that must be met in order for an award to be earned under this Plan. Because the Committee has the authority to set the targets under a performance goal after shareholder approval, the material terms of the performance goal shall be disclosed to and reapproved by shareholders as and to the extent required by Treasury Regulation 1.162-27(e)(4)(vi) or any successor provision of applicable law.

          (c)   Payment of Awards. Awards will be payable in cash at such time or times as determined by the Committee, upon a decision being made by the Committee that the Company achieved the specified performance target or targets for the preceding year. No payment under this Plan will be made unless at least one of the return targets is met. Awards under this Plan may be paid by the Company or any subsidiary of the Company.

          (d)   Negative Discretion. Notwithstanding the attainment by the Company of at least one of the specified return targets, the Committee has the discretion, on a participant by participant basis, to reduce or eliminate any award that would be otherwise paid.

          (e)   Maximum Awards. No individual participant may receive more than a maximum of 2.5% of the total income before income taxes of the Company for the year under this Plan in any calendar year.

        7.     Miscellaneous.

          (a)   Guidelines. The Committee shall adopt from time to time written policies for implementation of this Plan.

          (b)   Withholding Taxes. The Company shall deduct from all awards hereunder any amount of federal, state, local or foreign taxes required by law to be withheld with respect to such awards.

          (c)   No Rights to Awards. Except as set forth herein, no employee or other person shall have any claim or right to be granted an award under this Plan. Neither this Plan nor the action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its subsidiaries or affiliates.

          (d)   Costs and Expenses. The cost and expense of administering this Plan shall be borne by the Company and shall not be charged to any award nor to any employee receiving an award.

          (e)   Funding of Plan. This Plan shall be unfunded. Neither the Company nor any subsidiary shall be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under this Plan.

        8.     Amendments and Termination.

          (a)   Amendments. The Committee may from time to time amend this Plan in whole or in part, or terminate this Plan, but no such action shall adversely affect any rights or obligations with respect to any awards theretofore made under this Plan. Unless the shareholders of the Company shall have first approved thereof, no amendment of this Plan shall be effective which would increase the maximum amount which can be paid to any one participant under this Plan, which would change the specified performance goal for payment of awards or which would modify the requirements as to eligibility for participation in this Plan.

          (b)   Termination. No awards shall be made under this Plan after December 31, 2008.

TEXAS REGIONAL BANCSHARES, INC.	000000 0000000000 0 0000
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext
Holder Account Number C 1234567890 J N T
☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors 1. The Board of Directors recommends a vote FOR the listed nominees.
	For	Withhold		For	Withhold		For	Withhold
01 - Morris Atlas	☐	☐	05 - David L. Lane	☐	☐	09 - G. E. Roney	☐	☐
02 - Frank N. Boggus	☐	☐	06 - Jack H. Mayfield, Jr.	☐	☐	10 - Julie G. Uhlhom	☐	☐
03 - Robert G. Farris	☐	☐	07 - Joe Penland, Sr.	☐	☐	11 - Walter Umphrey	☐	☐
04 - C. Kenneth Landrum, M.D.	☐	☐	08 - Joseph E. Reid	☐	☐	12 - Mario Max Yzaguirre	☐	☐
B Issues The Board of Directors recommends a vote FOR the following proposals.
	For	Against	Abstain
2. Approval of 2004 Incentive Stock Option Plan.	☐	☐	☐	The undersigned hereby revokes all previous proxies relating to the shares of Class A Voting Common Stock covered hereby and confirms all power and authority that this Proxy may grant (and that said persons named as proxies herein may have) by virtue hereof.
3. Approval of 2004 Nonstatutory Stock Option Plan.	☐	☐	☐
4. Approval of Texas Regional Bancshares, Inc. Executive Incentive Compensation Plan.	☐	☐	☐
5. Ratify the appointment of KPMG LLP to serve as independent auditors for the year 2004.	☐	☐	☐

C    Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
This proxy must be signed exactly as the names appear hereon. Executor, administrator, trustee, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.	Date (mm/dd/yyyy)
/ /

Proxy - Texas Regional Bancshares, Inc.

This Proxy is Solicited on Behalf of the Board of Directors
For the Annual Meeting of Shareholders to be Held on April 19, 2004

The undersigned hereby appoints Frank N. Boggus, G. E. Roney, and Jack H. Mayfield, Jr., and each of them, as the lawful agents and Proxies of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes them to represent and to vote, as designated below and on the reverse side hereof, all the shares of Class A Voting Common Stock of Texas Regional Bancshares, Inc. held of record by the undersigned on March 12, 2004 at the Annual Meeting of Shareholders of Texas Regional Bancshares, Inc. to be held at 615 Wichita, McAllen, Texas on April 19, 2004 at 4:30 p.m., or any adjournment or postponement thereof.

By execution, this proxy confers discretionary authority to vote on matters incident to the conduct of the meeting and to elect any person as director if a nominee named on the reverse side is unable to serve or for good cause will not serve. If any other matter should properly come before the meeting, then the persons named as proxies will also have discretionary authority to vote this proxy with respect thereto in accordance with their judgement.

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. Where no choice is specified by the Shareholder, the proxy will be voted "FOR" the proposals set forth on the reverse side.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

QuickLinks

VOTING
ITEM 1—ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
COMPENSATION COMMITTEE INTERLOCKS
EXECUTIVE COMPENSATION
STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND OTHERS
STOCK OPTION AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE
Audit Committee Report
RELATIONSHIP WITH INDEPENDENT AUDITORS
PERFORMANCE GRAPH
TRANSACTIONS WITH MANAGEMENT AND OTHERS
SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE
ITEM 2—APPROVAL OF THE 2004 INCENTIVE STOCK OPTION PLAN
ITEM 3—APPROVAL OF THE 2004 NONSTATUTORY STOCK OPTION PLAN
ITEM 4—APPROVAL OF EXECUTIVE INCENTIVE COMPENSATION PLAN
ITEM 5—RATIFICATION OF INDEPENDENT AUDITORS
SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING
OTHER BUSINESS
FORM 10-K
TEXAS REGIONAL BANCSHARES, INC. 2004 INCENTIVE STOCK OPTION PLAN
TEXAS REGIONAL BANCSHARES, INC. 2004 NONSTATUTORY STOCK OPTION PLAN